                                                                    EXHIBIT 10.2

                                MIDTOWN HEIGHTS

                          1330 AND 1350 SPRING STREET

                               ATLANTA, GEORGIA

                                LEASE AGREEMENT

                                BY AND BETWEEN

                      SPRING STREET, L.L.C., AS LANDLORD

                                      AND

                           NAVIANT, INC., AS TENANT

                               October 28, 1999

                                LEASE AGREEMENT

THIS LEASE AGREEMENT (this "Lease") is made and entered into as of the 28th day of October, 1999, by and between SPRING STREET, L.L.C., a Georgia limited liability company ("Landlord"), whose address is 1330 Spring Street, Fifth
                    --------
Floor, Atlanta, Georgia 30309 and Naviant, Inc., a Delaware corporation ("Tenant") whose address is 14 Campus Boulevard, Suite 200, Newtown Square,
  ------
Pennsylvania 19073. Subject to all of the terms, provisions, covenants and conditions of this Lease, and in consideration of the mutual covenants, obligations and agreements contained in this Lease, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

                                   ARTICLE I

                            BASIC LEASE PROVISIONS
                            ----------------------

Landlord, for and in consideration of the rents and all other charges and payments hereunder and of the covenants, agreements, terms, provisions and conditions to be kept and performed hereunder by Tenant, demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the premises described below, subject to all matters hereinafter set forth and upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated. For purposes of this Lease, the following terms shall have the meanings ascribed to them below:

Base Year shall mean calendar year 2000.
---------

Building shall mean the approximately 83,453 square foot structure located at
--------
1350 Spring Street, Atlanta, Georgia 30309 and situated upon the Land (hereinafter defined) constituting the Project commonly known as Midtown Heights, as the same currently exists or as it may from time to time hereafter be expanded or modified.

Commencement Date shall mean the date that is the earlier of:  (i) fourteen (14)
-----------------
days following Tenant's written notice to Landlord of "Substantial Completion"
                                                       ----------------------
(as defined in Exhibit "E" herein) of Tenant's Work; or (ii) January 22, 2000
               -----------
(as such date may be extended by an event of Force Majeure (as defined in Section 7.2 herein)).

Expiration Date shall mean the last day of the sixtieth (60th) complete calendar
---------------
month following the Commencement Date.

Land shall mean that certain tract of land situated in Fulton County, Georgia,
----
and more particularly described on "Exhibit A" attached hereto and hereby made a
                                    ---------
part hereof, as "Exhibit A" may be revised from time to time to include adjacent
                 ---------
or additional parcels of land.

Lease Year shall mean each twelve (12) consecutive complete calendar month
----------
period during the Term commencing with the Commencement Date.

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Market Rate shall mean the generally prevailing parking rate charged by property
-----------
owners and/or parking facility operators within the Midtown Atlanta area. Separate Market Rates shall apply for spaces in surface parking lots and for spaces in parking structures.

Project shall mean the Building, the adjacent building located at 1330 Spring
-------
Street (the "Adjacent Building"), the Land, the parking garage and/or parking
             -----------------
areas serving the Building, if any, all other improvements situated on the Land or directly benefiting the Project, as more particularly reflected on Exhibit
                                                                      -------
"A-1" attached hereto and hereby made a part hereof, as Exhibit "A-1" may be
-----                                                   -------------
revised from time to time to include any additional buildings, facilities or other improvements directly benefiting the Project that may be constructed in subsequent years.

Term shall mean sixty (60) complete calendar months following the Commencement
----
Date. In addition, provided that Tenant is not then in default hereunder and, provided further, that Tenant has not entered into a Transfer (other than a Permitted Transfer), whether or not consented to by Landlord, Tenant shall have the right, at the expiration of the initial Term hereof, to extend the Term of this Lease for two (2) successive periods of five (5) Lease Years each, such extension(s) to be on the same terms, covenants and conditions as are herein contained, except that the Base Rent for the first Lease Year of each extended term s shall be an amount equal to the then current Base Rent increased by an amount equal to two and one-half percent (2.5%) of the Base Rent for the last Lease Year of the then current Term (the initial Term, and any extensions or renewal, thereof, being hereinafter referred to as the "Term"). Base Rent for
                                                        ----
the second and all subsequent Lease Years of each extended term shall be increased, on the first day of the second and each such subsequent Lease Year during such extended term, by an amount equal to two and one-half percent (2.5%) of the Base Rent for the immediately preceding Lease Year. Such right to extend, or further extend, as the case may be, shall be exercised by Tenant giving written notice to Landlord at least one hundred eighty (180) days, but not more than three hundred sixty five (365) days prior to the expiration of the current Term or extended term hereof. At such time, Tenant may only exercise its extension right with respect to the extended term which commences upon the expiration of the current initial Term or the extended term, as applicable.

                                  ARTICLE II

     Section 2.1  Premises.  The Premises demised by this Lease are deemed to be
                  --------
23,760 square feet known or to be known as the sixth and seventh floors of the Building, together with the exclusive right to use a certain portion of the roof (the "Roof Space") containing not more than 735 square feet (collectively, the
      ----------
"Demised Premises") and together with the nonexclusive use of the common areas of the Project made available by Landlord from time to time to all tenants of the Project (together with the Demised Premises, collectively, the "Premises"). The Premises are outlined on Exhibit "B" attached hereto and hereby made a part
                             -----------
hereof. All square footage utilized in this Lease has been or will be as to future space, made in accordance with "Standard Method for Measuring Floor Area in Office Buildings", published by the Secretariat, Buildings Owners and Managers Association International (ANSI/BOMA Z65.1 1996), approved June 7, 1996. Unless otherwise specifically designated, all references to square footage or square feet in this Lease are to rentable square footage or square feet.

     Section 2.2  Term.  The Term of this Lease shall begin on the Commencement
                  ----
Date and shall continue in full force and effect through and including the Expiration Date of this Lease

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unless extended or sooner terminated in accordance with the provisions of this
Lease. After the occurrence of the Commencement Date, Tenant and Landlord shall execute a certificate in the form attached as Exhibit "D" stipulating and
                                              -----------
agreeing to the Commencement Date and the Expiration Date, if applicable. If the Commencement Date should be changed for any reason, including a change pursuant to the terms of Exhibit "E" hereto, except for a change due to the gross
                -----------
negligence or willful misconduct of Landlord, its agents, contractors or employees, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof. If Landlord is unable to deliver possession of the Premises to Tenant on the Commencement Date for any reason other than pursuant to the terms of Exhibit "E" hereto,
                                                   -----------
including, without limitation, then the term Commencement Date shall mean such subsequent date upon which Landlord is able to deliver possession of the Premises to Tenant, and such failure to deliver possession of the Premises on the earlier date shall not constitute a default by Landlord hereunder or render Landlord liable for any loss or damage that may be incurred as a result of such failure, except if such delay is due to the gross negligence or willful misconduct of Landlord, its agents, contractors or employees.

     Section 2.3  Use. The Premises are to be used only for general office
                  ---
purposes. In addition, the Premises may be occupied by no more than five (5) persons per one thousand (1,000) square feet of office space (with any fractional product being rounded downward). No act shall be done in or about the Premises that is unlawful or that will increase the existing rate of insurance on the Building. In the event of a breach of this covenant, Tenant shall immediately cease the performance of such unlawful act or such act that is increasing or has increased the existing rate of insurance and shall pay to Landlord any and all increases in insurance premiums resulting from such breach. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building. If any of Tenant's office machines or equipment causes interruption with any other Building tenant's business, then Tenant shall provide adequate insulation, or take such other action as may be necessary to eliminate the noise or disturbance at its sole cost and expense. Tenant shall not, without Landlord's prior consent, such consent not to be unreasonably withheld, conditioned or delayed, install any equipment, machine, device, tank or vessel which is subject to any federal, state or local permitting requirement. Tenant, at its expense, shall comply with all laws, statutes, ordinances and governmental rules, regulations or requirements governing the installation, operation and removal of any such equipment, machine, device, tank or vessel. Tenant, at its expense, shall comply with all laws, statutes, ordinances, governmental rules, regulations or requirements, and the provisions of any recorded documents now existing or hereafter in effect relating to its use, operation or occupancy of the Demised Premises and shall observe such reasonable rules and regulations as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building and for the preservation of good order therein. The current rules and regulations for the Building are attached hereto as "Exhibit F". Without limiting the foregoing,
                                 ---------
Tenant agrees to be wholly responsible at Tenant's sole cost and expense for any accommodations or alterations which need to be made to the Demised Premises to comply with the provisions of the Americans With Disabilities Act of 1990, as amended.

     Section 2.4  Right Of First Offer. Beginning on the Commencement Date and
                  --------------------
continuing through the Term of this Lease as the same may be extended, if there should become available for occupancy any space on the fifth floor of the Building (the "Offer Space"), then
               -----------
prior to the time Landlord makes or responds to an offer from a potential occupant (the "Offeree"), Landlord shall so notify Tenant in writing of such
               -------
availability, and shall provide in such notice the base rent (which base rent shall be the proposed base rent for the Offer Space to the Offeree), the operating expenses, the term, and any other terms and conditions on which Landlord is willing to lease the Offer Space to the Offeree (the "Offer").
                                                                  -----
Notwithstanding the terms of the Offer, as applied to Tenant, the term of the Offer shall be equal to the Term of this Lease, without including any options which have not been exercised by the Tenant by the date of the Offer is accepted. Notwithstanding the terms of the Offer, if any tenant improvement allowance is offered to the Offeree, such tenant improvement allowance shall be offered to Tenant; provided, however, if the term of the Offer is greater than the Term of this Lease, then the tenant improvement allowance offered to Tenant shall be a number equal to the tenant improvement allowance in the Offer multiplied by a fraction, the numerator of which is the number of Lease Years remaining on the Term of this Lease and the denominator of which is the number of years in the term of the Offer [Example: tenant improvement allowance in the Offer is $21.00, number of Lease Years remaining in the Term is 3, term of Offer is 7 years: 21* (3/7) = 9]. Landlord shall notify Tenant of the Offer by providing to Tenant a proposed amendment to this Lease which shall incorporate all terms of the Offer (the "Amendment"). Tenant shall have ten (10) business
                             ---------
days within which to accept the Offer as embodied in the Amendment in its entirety by the execution and return to Landlord of the Amendment. If Tenant does not accept any Offer in accordance with its terms by executing and returning the Amendment to Landlord within said ten (10) business day period, Landlord shall be free to rent such Offer Space on such terms and conditions as it deems appropriate. Tenant shall not be permitted to accept an Offer in the event that less than one (1) year remains on the Term of this Lease, as the same may be extended, and Tenant has not exercised (or does not exercise as allowed) its option to extend the Term of this Lease. This right of first offer is personal to Tenant, and is not assignable or transferable to any assignee, sublessee or successor in interest or title of Tenant, unless such assignee is a successor in interest to Tenant pursuant to a Permitted Transfer.

     Section 2.5  Right Of First Refusal. Beginning On The Commencement Date And
                  ----------------------
Continuing Through The Term Of this Lease as the same may be extended, if there should become available for occupancy any space on the fifth floor of the Building which Landlord has not previously leased to another party (the "First
                                                                         -----
Generation Offer Space"), then prior to the time Landlord makes or responds to
----------------------
an offer (the "First Generation Offer") from a potential occupant, Landlord
               ----------------------
shall notify Tenant in writing of the existence (but not the terms) of the First Generation Offer for the First Generation Offer Space by providing to Tenant a proposed amendment to this Lease which shall incorporate the First Generation Offer Space into the definition of Demised Premises and shall revise Section 3.1(a) to incorporate the additional rentable square feet of the Demised Premises and accordingly recalculate the Base Rent calculations (the "First
                                                                      -----
Generation Amendment"). If any tenant improvement allowance is included in the
--------------------
First Generation Offer, such tenant improvement allowance shall be offered to Tenant; provided, however, if the term of the First Generation Offer is greater than the Term of this Lease, then the tenant improvement allowance offered to Tenant shall be a number equal to the tenant improvement allowance in the First Generation Offer multiplied by a fraction, the numerator of which is the number of Lease Years remaining on the Term of this Lease and the denominator of which is the number of years in the term of the First Generation Offer [Example: tenant improvement allowance in the First Generation Offer is $21.00, number of Lease Years remaining in the Term is 3, term of First Generation Offer is 7 years: 21* (3/7) = 9]. Tenant shall have ten (10) business days within which to accept the First Generation Offer as embodied in the First Generation Amendment in its entirety by the execution and return to Landlord of the First Generation Amendment. If Tenant does not accept the First Generation Offer in accordance with its terms by executing and returning the Amendment to Landlord within said ten (10) business day period, Landlord shall be free to rent such First Generation Offer Space on such terms and conditions as it deems appropriate. Tenant shall not be permitted to accept an First Generation Offer in the event that less than one
(1) year remains on the Term of this Lease, as the same may be extended, and Tenant has not exercised (or does not exercise as allowed) its option to extend the Term of this Lease. This right of first refusal is personal to Tenant, and is not assignable or transferable to any assignee, sublessee or successor in interest or title of Tenant, unless such assignee is a successor in interest to Tenant pursuant to a Permitted Transfer.

                                  ARTICLE III

     Section 3.1  Rental Payment
                  --------------

     (a)  Base Rent. Commencing on the Commencement Date and continuing
          ---------
thereafter throughout the Term, Tenant shall pay the Base Rent described in this paragraph, which is due and payable each Lease Year during the Term hereof in twelve (12) equal installments on the first (1st) day of each calendar month during the Term, and Tenant shall make such installments to Landlord at Landlord's address specified in this Lease (or such other address as may be designated by Landlord from time to time) monthly in advance. Base Rent during the Term shall be as follows:

                     Base Rent Per           Base Rent
   Lease Year     Rentable Square Foot        Annually       Base Rent Monthly
   ----------     --------------------      -----------      -----------------

        1                $18.50             $439,560.00          $36,630.00
        2                $18.96             $450,489.60          $37,540.80
        3                $19.43             $461,656.80          $38,471.40
        4                $19.92             $473,299.20          $39,441.60
        5                $20.42             $485,179.20          $40,431.60

Landlord and Tenant agree that, at Tenant's election based upon the Plans (as defined in Exhibit "E"), the Allowance (as defined in Exhibit "E") shall be
           -----------                                -----------
based upon an amount no less than Twenty-one Dollars ($21.00) per square foot and no greater than Twenty-eight Dollars (28.00) per square foot. If Tenant's Work costs more than Twenty-eight Dollars (28.00) per square foot, then such additional work shall be at Tenant's sole cost and expense. In the event that the Allowance is based upon an amount greater than Twenty-one dollars ($21.00), then the Base Rent shall be increased by an amount sufficient to amortize (straight line basis) the amount of the Allowance greater than Twenty-one dollars ($21.00) over the initial five (5) year Term of this Lease at an interest rate of ten percent (10.0 %) per anum.

     (b)  Rent Escalation. The Base Rent payable for the second and each
          ---------------
subsequent Lease Year shall be increased, on the first day of the second and each such subsequent Lease Year, by an amount equal to two and one-half percent (2.5%) of the Base Rent for the immediately preceding Lease Year, as reflected in the "Base Rent per Rentable Square Foot" column in the table described above in Section 3.1(a).

     (c)  Partial Month. If the Commencement Date is other than the first (1st)
          -------------
day of a calendar month or if this Lease expires or terminates on a day other than the last day of a calendar month, then the installments of Base Rent for such month or months shall be prorated based upon multiplying the applicable Base Rent by a fraction, the numerator of which shall be the number of days of the Term occurring during said commencement or termination month, as the case may be, and the denominator of which shall be the number of days in such month.

     (d)  Payment: Late Charge; Past Due Rate. The Base Rent, the Additional
          -----------------------------------
Rent (hereinafter defined), any Prepaid Rent and any and all other payments which Tenant is obligated to make to Landlord under this Lease shall constitute and are sometimes hereinafter collectively referred to as "Rent". Except as may
                                                           ----
otherwise be provided in this Lease, Tenant shall pay all Rent and other sums of money as shall become due from and payable by Tenant to Landlord in lawful money of the United States of America at the times and in the manner provided in this Lease, without demand, deduction, abatement, setoff, counterclaim or prior notice. Tenant hereby acknowledges that late payment to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sum due from Tenant is not received on or before its due date, then Tenant shall pay to Landlord immediately upon Landlord's demand therefor a late charge in an amount equal to five percent (5%) of such overdue amount, plus any reasonable and actual attorneys' fees and costs incurred by Landlord by reason of Tenant's failure to pay Rent and other charges when due hereunder. Additionally, all Rent under this Lease shall bear interest from the date due until paid at the lesser of twelve percent (12%) or the maximum nonusurious rate of interest then permitted by the applicable laws of the state in which the Project is located or the United States of America, whichever shall permit the higher nonusurious rate, such interest being in addition to and cumulative of any other rights and remedies which Landlord may have with regard to the failure of Tenant to make any such payments under this Lease. Notwithstanding the foregoing, Landlord shall not declare Tenant in default and shall not charge Tenant a late charge with respect to the first late payment of Rent to be paid by Tenant under this Lease during any Lease Year; provided, however, Tenant shall make such payment of Rent no later than five (5) calendar days after Tenant receives written notice from Landlord that such sum was due.

     Section 3.2  Additional Rent.
                  ---------------

     (a)  Definitions:
          -----------

          (i)  "Base Operating Expenses" means Operating Expenses (hereinafter
                -----------------------
defined) for the Base Year.

          (ii) "Operating Expenses" means all expenses, costs and disbursements
                ------------------
of every kind and nature relating to or incurred or paid in connection with the ownership and operation of the Project, computed on an accrual basis in accordance with generally accepted accounting principles consistently applied, including but not limited to the following:

          (A) wages and salaries of all full and part-time persons engaged in the operation, maintenance, security or access control of the Project, including all taxes, insurance and benefits relating thereto;

          (B) the cost of all supplies, tools, equipment and materials used in the operation and maintenance of the Project, including rental fees for the same, if such items are not purchased and amortized pursuant to this Section 3.2 below;

          (C) the cost of all utilities for the Project, including but not limited to the cost of water and power, heating, lighting, air conditioning and ventilating (excluding those costs billed to specific tenants) of the Building and the Project;

          (D) the cost of all maintenance and service agreements for the Project and the equipment therein, including but not limited to alarm service, security service, access control, landscaping and landscaping replacement, window cleaning, pest control, elevator maintenance and janitorial service;

          (E) the cost of repairs and general maintenance, excluding (y) repairs and general maintenance paid by proceeds of insurance, by Tenant or by other third parties, and (z) alterations attributable solely to tenants of the Building;

          (F) amortization (together with reasonable financing charges) of the cost of capital investment items which are installed for the purpose of reducing operating expenses, promoting safety, complying with governmental requirements or maintaining the Building in good and normal operating condition and repair;

          (G) the cost of all insurance relating to the Project, including, but not limited to, the cost of property insurance, casualty, rental loss and liability insurance applicable to the Project and Landlord's personal property used in connection therewith and the cost of deductibles paid on claims made by Landlord;

          (H) Landlord's and/or Landlord's managing agent's accounting and audit costs and attorneys' fees applicable to the Project;

          (I)  all property management fees for the Project; and

          (J) All taxes, assessments and governmental charges, whether or not directly paid by Landlord, whether federal, state, county or municipal and whether they are imposed by taxing districts or authorities currently taxing the Project or by others subsequently created or otherwise, and any other taxes and assessments, assessed against or attributable to the Project or its operation, excluding, however, federal and state taxes on income, death taxes, franchise taxes and any taxes imposed or measured on or by the income of Landlord from the operation of the Project or imposed in connection with any change of ownership of the Project together with the reasonable, actual cost (including attorneys, consultants and appraisers) of any negotiation, contest or appeal pursued by Landlord in an effort to reduce any such tax, assessment or charge, and all of Landlord's administrative costs in relation to the foregoing ("Real Estate Taxes"); provided, however, that if at any time
                -----------------
during the Term the current method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereof shall be changed and as a substitute therefor, or in lieu of or in addition thereto, taxes, assessments, levies, impositions or charges shall be levied, assessed or imposed wholly or partially as a capital levy or otherwise on the rents received from the Project or the rents reserved herein or any part thereof, then such substitute or additional taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed, shall be deemed to be included within the Real Estate Taxes to the extent that such substitute or additional tax would be payable if the Project were the only property of the Landlord subject to such tax.

          (iii)  "Adjustment Period" means each calendar year occurring during
                  -----------------
the Term beginning with calendar year 2001, which shall be the first Adjustment Period.

          (iv)   "Tenant's Pro Rata Share" means the percentage calculated by
                  -----------------------
dividing the rentable area of the Premises (numerator) by the total rentable area of the Buildings comprising the Project (denominator), and expressing the fraction as a percentage.

     (b)  Gross-Up Adjustment. If the Project is less than fully occupied during
          -------------------
the Base Year or any Adjustment Period, then Operating Expenses for the Base Year or such Adjustment Period shall be "grossed up" by Landlord to that amount of Operating Expenses that, using reasonable projections, would normally be expected to be incurred during the Base Year or Adjustment Period if the Project were ninety-five percent (95%) occupied during the Base Year or Adjustment Period.

     (c)  Payment by Tenant. If the Operating Expenses for any Adjustment Period
          -----------------
exceed the Base Operating Expenses (any such excess being known collectively as the "Expense Increase"), then Tenant agrees to pay Landlord as additional rent
     ----------------
(the "Additional Rent") Tenant's Pro Rata Share of the Expense Increase.
      ---------------
Notwithstanding the foregoing, in calculating the Expense Increase, certain Operating Expenses such as those described in Section 3.2(a)(ii)(D)(H) and (I) shall be limited to an increase no more than five percent (5%) per Adjustment Period.

     (d)  Manner of Payment.
          -----------------

          (i) Landlord may give Tenant notice of Landlord's estimate of amounts payable under this Section 3.2 for each Adjustment Period. By the first day of each month during the Adjustment Period, Tenant shall pay Landlord one-twelfth (1/12th) of the estimated amount. If for any reason the estimate is not given before the Adjustment Period begins, Tenant shall continue to pay on the basis of the previous year's estimate, if any, until the month after the new estimate is given.

          (ii) Within one hundred twenty (120) days after each Adjustment Period ends, or as soon thereafter as reasonably practical, Landlord shall give Tenant a statement (the "Statement") showing the: (A) actual Operating Expenses
                         ---------
for the Adjustment Period; (B) Base Operating Expenses; (C) the Expense Increase for the Adjustment Period; (D) the amount of

Tenant's Pro Rata Share of the Expense Increase; (E) the amount, if any, paid by Tenant during the Adjustment Period toward the Expense Increase; and (F) the amount Tenant owes toward the Expense Increase or the amount Landlord owes as a refund. Delay by Landlord in providing to Tenant any Statement shall not relieve Tenant from the obligation to pay any Expense Increase upon the rendering of such Statements.

          (iii) If the Statement shows that the actual amount Tenant owes for the Adjustment Period is less than any estimated Expense Increase paid by Tenant during the Adjustment Period, Landlord shall return the difference (the "Overpayment"). If the Statement shows that the actual amount Tenant owes is
 -----------
more than any estimated Expense Increase paid by Tenant during the Adjustment Period, Tenant shall pay the difference (the "Underpayment"). The Overpayment or
                                              ------------
Underpayment shall be paid within thirty (30) days after the Statement is delivered to Tenant.

          (iv) During any Adjustment Period in which this Lease is not in effect for a complete calendar year, unless it was ended due to Tenant's Default, Tenant's obligation for Additional Rent for those Adjustment Periods shall be prorated by multiplying the Additional Rent for the Adjustment Period by a fraction expressed as a percentage, the numerator of which is the number of days of the Adjustment Period included in the Term and the denominator of which is 365.

     (e)  Audit Right. Tenant shall have the right for up to one hundred twenty
          -----------
(120) days after Tenant's receipt of the Statement, to elect to audit Landlord's calculation of the Operating Expenses for the Lease Year pertaining to the Statement. If Tenant elects by written notice received by Landlord prior to the expiration of such one hundred twenty (120) day period to perform such audit, Tenant shall be permitted, within fifteen (15) business days thereafter, to inspect certain of Landlord's records reasonably necessary (as determined by Landlord) to determine the accuracy of the Statement. Such audit shall occur at reasonable times during regular business hours and shall take place at Landlord's business office, or at any other location in the Atlanta metropolitan area reasonably selected by Landlord. The audit shall be performed by an independent certified public accountant (selected by Tenant with Landlord's reasonable approval) or by a qualified employee of Tenant. The auditors may not be compensated on the basis of any discrepancies revealed by their audit. Landlord shall have the right to be present at all times during such audit. If it is determined that the Operating Costs for such Lease Year are in error by more than five percent (5%), then Landlord shall pay to Tenant the cost of such audit, otherwise, Tenant shall bear all such costs and expenses. If such an audit is performed by or on behalf of Tenant or another tenant of the Project, Landlord shall pay any Overpayment to Tenant and Tenant shall pay any Underpayment to Landlord within thirty (30) days after a copy of such audit is delivered to Tenant. All information received by such auditor shall be kept strictly confidential.

     Section 3.3 Security Deposit. As security for its full and faithful
                 ----------------
performance of this Lease, Tenant shall pay Landlord a security deposit of Thirty-five Thousand and No/100 Dollars ($35,000.00) upon execution of this Lease (the "Security Deposit"). If Tenant defaults with respect to any covenant
            ----------------
or condition of this Lease, including but not limited to the payment of Rent or any other payment due under this Lease, Landlord may apply all or any part of the Security Deposit to the payment of any sum in default or any other sum which Landlord may be required to or deem necessary to spend or incur by reason of Tenant's default. Upon Landlord's draw of all or any part of the Security Deposit, Tenant shall deposit with Landlord the amount so applied to replenish the Security Deposit. Any draw by Landlord of the Security Deposit shall not be deemed to have cured Tenant's default by reason of which the application is made, until such time as the amount of the Security Deposit is fully restored. Within thirty (30) days following the expiration or sooner termination of this Lease, Landlord will refund Tenant the Security Deposit less any amounts necessary to cure any default of Tenant under this Lease.

     Section 3.4  Letter Of Credit.
                  ----------------

     (a)  Lease Obligations. As security for its full and faithful performance
          -----------------
of Tenant's monetary obligations under this Lease, Tenant shall deliver to Landlord concurrently with the execution of this Lease, a clean, irrevocable letter of credit in favor or Landlord in the principal amount of Two Hundred Fifty Thousand Dollars and No/l00 ($215,000.00) from a bank or other financial institution reasonably acceptable to Landlord (the "Letter of Credit"). In the
                                                    ----------------
event that Tenant is in Monetary Default (as hereinafter defined in Section 8.1), then Landlord shall have the right to draw that portion of the Letter of Credit necessary for the payment of any such Rent in default or for any other sum which Landlord may expend or be required to expend by reason of Tenant's Monetary Default, including, without limitation, any verifiable damages related to such Monetary Default or deficiency in the reletting of the Premises, whether such damages or deficiency may accrue before or after reentry by Landlord. It is expressly understood and agreed that the Letter of Credit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon Landlord's draw of all or any part of the Letter of Credit deposited as security hereunder, Tenant shall take such action with the issuing bank for the Letter of Credit as necessary to restore the Letter of Credit to its current amount. Any draw by Landlord under the Letter of Credit shall not be deemed to have cured Tenant's default by reason of which the application is made, until such time as the current amount of the Letter of Credit is fully restored. Any sum of money drawn by Landlord under the Letter of Credit shall be credited against any sum of money Tenant owes Landlord which is due and payable. Actions by Landlord against Tenant for breach of this Lease shall in no way be limited to or restricted by the amount of the Letter of Credit and any draw under the Letter of Credit shall not waive any other rights or constitute an election of remedies which Landlord may have. If Tenant is not and has not been in Monetary Default hereunder, upon expiration of the second Lease Year, this Letter of Credit shall be returned to Tenant.

     (b)  Tenant Improvements. In the event that the Cash Allowance (as defined
          -------------------
in Exhibit "E") exceeds Nineteen and No/100 dollars ($19.00) per square foot
   -----------
(the "Excess Cash Allowance"), as security for the repayment of the Excess Cash
      ---------------------
Allowance, Tenant shall deliver to Landlord concurrently with the execution of this Lease, a clean, irrevocable letter of credit in favor of Landlord in the principal amount of the Excess Cash Allowance from a bank or other financial institution reasonably acceptable to Landlord (the "Cash Allowance Letter of
                                                    ------------------------
Credit"). In the event that Tenant is in Monetary Default (as hereinafter
------
defined in Section 8.1), then Landlord shall be entitled to draw the entire amount of the Cash Allowance Letter of Credit or a portion thereof, at Landlord's election, for the payment of any such Rent in default or for any other sum which Landlord may expend or be required to expend by reason of Tenant's Monetary Default, including, without limitation, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency may accrue before or after reentry by Landlord. It is expressly understood and agreed that the Cash Allowance Letter of Credit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon Landlord's draw of all or any part of the Cash Allowance Letter of Credit deposited as security hereunder, Tenant shall take such action with the issuing bank for the Cash Allowance Letter of Credit as necessary to restore the Cash Allowance Letter of Credit to its current amount. Any draw by Landlord under the Cash Allowance Letter of Credit shall not be deemed to have cured Tenant's default by reason of which the application is made, until such time as the current amount of the Cash Allowance Letter of Credit is fully restored. Actions by Landlord against Tenant for breach of this Lease shall in no way be limited to or restricted by the amount of the Cash Allowance Letter of Credit and any draw under the Cash Allowance Letter of Credit shall not waive any other rights or constitute an election of remedies which Landlord may have. Provided Tenant is not in Monetary Default hereunder, this Cash Allowance Letter of Credit shall be reduced to a certain percentage of its initial amount as follows: at the end of the first Lease Year to eighty percent (80%) of its initial value; at the end of the second Lease Year to sixty percent (60%) of its initial value; at the end of the third Lease Year to twenty-five percent (25%) of its initial value; at the end of the fourth Lease Year to twelve and one-half percent (12.5%) of its initial value; and shall be terminated at the end of the fifth Lease Year.

                                  ARTICLE IV

     SECTION 4.1  Services.
                  --------

     (a)  Services Provided.  Landlord shall furnish to Tenant while Tenant is
          -----------------
occupying the Premises:

          (i) Hot and cold domestic water in common use restrooms and toilets in locations provided for general use and as reasonably deemed by Landlord to be in keeping with the Project standards.

          (ii) Heating and air conditioning in season from 8:00 a.m. to 6:00 p.m. on Monday through Friday and 9:00 a.m. to 1:00 p.m. on Saturday, excluding the hereinafter defined Holidays, subject to curtailment as required by governmental laws, rules or regulations, in such amounts as are consistent with buildings of similar age and class in the Midtown Atlanta market, but such service at times during weekdays other than the hours stated above, and on Saturdays, Sundays and Holidays, shall be furnished only upon request of Tenant, and for such service Tenant shall pay Landlord, within thirty (30) days of receipt of an invoice an amount equal to the rate Landlord at that time is charging for such service.

          (iii) Electric lighting service for all public areas and special service areas of the Project in the manner and to the extent consistent with buildings of similar age and class in the Midtown Atlanta area.

          (iv) Janitorial service on a five (5) day per week basis in a manner considered standard for buildings of similar age and class in Midtown Atlanta market.

          (v) Access control for the Project; provided, however, Landlord shall have no responsibility to prevent, and shall not be liable to Tenant for, any liability or loss to Tenant, its agents, employees and visitors arising out of losses due to theft, burglary, or damage or injury to persons or property caused by persons gaining access to the Premises, and Tenant hereby releases Landlord from all liability for such losses, damage or injury.

          (vi) Sufficient electrical capacity to operate (i) incandescent lights, typewriters, calculating machines, photocopying machines and other machines of similar low voltage electrical consumption (120/208 volts), provided that the total rated electrical design load for said lighting and machines of low electrical voltage shall not exceed four (4.00) watts per square foot of rentable area; and (ii) fluorescent lighting and equipment of high voltage electrical consumption (277/480 volts), provided that the total rated electrical design load for said lighting and equipment of high electrical voltage shall not exceed two (2.00) watts per square foot of rentable area (each such rated electrical design load to be hereinafter referred to as the "Building standard
                                                             -----------------
rated electrical design load"). Tenant shall be allocated Tenant's Pro Rata
----------------------------
Share of the Building standard circuits provided on the floor(s) Tenant occupies.

     Should Tenant's connected electrical load exceed the Building standard rated electrical design loan for either high or low voltage, or if Tenant's electrical design requires low voltage or high voltage circuits in excess of Tenant's Pro Rata Share of Building standard circuits, Landlord will (at Tenant's expense) install one (1) additional high voltage panel and/or one (1) additional low voltage panel with associated transformer in a closet located within the Premises or in another location selected by the Landlord at Landlord's reasonable discretion (which additional panels and transformers shall be hereinafter referred to as the "additional electrical equipment"). If the
                                   -------------------------------
additional electrical equipment is installed because Tenant's low or high voltage rated electrical design load exceeds the applicable Building standard rated electrical design load, then a meter shall also be added (at Tenant's expense) to measure (in kilowatt hours) the electricity consumed by the additional electrical equipment and Tenant shall pay the cost of the additional associated consumption of electricity at a rate per kilowatt hour which shall be the average rate per kilowatt hour (including all surcharges and taxes) for each respective month charged to the Building by the utility selected by Landlord to supply electricity to the Building. Landlord's obligation to install additional panels and transformers shall be limited by the overall capacity of the Building's existing electrical service and existing floor to floor distribution to accommodate Tenant's request for additional panels or for circuits in excess of Tenant's Pro Rata Share of Building standard circuits.

     The design and installation of any additional electrical equipment (or related meter) required by Tenant shall be subject to the prior approval of Landlord, such approval not to be unreasonably withheld, conditioned or delayed. All actual and reasonable expenses incurred by Landlord in connection with the review and approval of any additional electrical equipment shall also be reimbursed to Landlord by Tenant. Tenant shall also pay within thirty (30) days the actual metered cost of electricity consumed through the additional electrical equipment (if applicable), plus any actual accounting expenses incurred by Landlord in connection with the metering thereof.

     If any of Tenant's electrical equipment requires conditioned air in excess of Building standard air conditioning, the same shall be installed by Landlord (on Tenant's behalf), and Tenant shall pay all design, installation, metering and operating costs relating thereto.

     If Tenant requires that certain areas within the Premises must operate in excess of the normal Building operating hours set forth above, the electricity provided to serve such areas (measured in kilowatt hours) shall be estimated by Landlord, using a method selected by Landlord consistent with good engineering practice, and Tenant shall be billed each month during the Term the cost of the electricity consumed (in kilowatt hours) by Tenant during hours other than Building operating hours at a rate per kilowatt hour which shall be the average rate per kilowatt hour (including all surcharges and taxes) for each respective month charged to the Building by the utility selected by Landlord to supply electricity to the Building.

          (vii) All fluorescent bulb and ballast replacement for Building standard lighting in all areas and all incandescent bulb replacement in public areas, toilet and restroom areas and stairwells.

          (viii) Nonexclusive operatorless passenger elevator service to the Premises twenty-four (24) hours per day; provided, that Landlord may reasonably limit the number of elevators in operation on weekdays after normal business hours and on Saturdays, Sundays and Holidays.

     (b)  Cessation of Services.
          ---------------------

          (i) To the extent the services described in Section 4.1(a) of this Lease require electricity, gas and water supplied by public utilities, Landlord's covenants thereunder shall only impose on Landlord the obligation to use commercially reasonable efforts to cause the applicable public utilities to furnish the same. Failure by Landlord to furnish the services described in this
Section 4.1 to any extent, or any cessation thereof, shall not render Landlord in default hereunder or liable in any respect for damages to either person or property, or be construed as an eviction of Tenant, or work an abatement of Rent, or relieve Tenant from fulfillment of any covenant or agreement hereof. In addition to the foregoing, should any of the equipment or machinery break down, cease to function properly for any cause, or be intentionally turned off for testing or maintenance purposes, Tenant shall have no claim for abatement or reduction of Rent or damages on account of an interruption in service occasioned thereby or resulting therefrom; provided, however, Landlord agrees to use diligent efforts to repair said equipment or machinery and to restore said services.

          (ii) Notwithstanding the provisions of Section 4.1(a)(i), if Landlord fails to furnish or delays in furnishing any service Landlord is obligated to provide under this Lease, Tenant shall be entitled to abate Rent until the service is restored, but only under the following terms and conditions:

                 (A) the loss of service was not caused by, through or under Tenant or those within Tenant's control;

                 (B) the loss of service must be of a material nature so as to render the Demised Premises substantially unusable for the purposes contemplated by this Lease;

                 (C) Tenant must give written notice promptly to Landlord of the loss of service and its claim for abatement under this provision, if the loss of service is the result of a cause within Landlord's reasonable control, Tenant shall be entitled to abatement of Rent, assuming all other conditions of this Section 4.1(b)(ii) are satisfied, commencing on the sixth (6th) business day following the day such service is curtailed, provided that if such service is restored or replaced within five (5) business days of Landlord's receipt of such notice, then Tenant shall not be entitled to any such abatement; and

                 (D) Landlord may prevent or stop abatement by providing substantially the same service by temporary or alternative means until the cause of the loss of service can be corrected; provided that such temporary or alternative means permits Tenant to use the Demised Premises for the purposes contemplated by this Lease.

     (c)  Holidays.  The following dates shall collectively be known as
          --------
"Holidays" and individually known as a "Holiday":  New Year's Day; Memorial Day;
                                        -------
Independence Day; Labor Day; Thanksgiving Day; Friday following Thanksgiving Day; Christmas Day; and any other holiday designated from time to time by Landlord. If in the case of any Holiday, a different day shall be observed than the respective day above described, then that day which constitutes the day observed by national banks in the city or proximate area in which the Building is located, on account of such Holiday, shall constitute the Holiday under this Lease.

     SECTION 4.2  Keys and Locks. Landlord shall initially furnish Tenant with
                  --------------
___ keys for the standard corridor doors serving the Premises. Additional keys will be furnished by Landlord upon an order signed by Tenant and at Tenant's expense. All such keys shall remain the property of Landlord. Without the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed, no additional locks shall be allowed on any door of the Premises, and Tenant shall not make or permit to be made any duplicate keys, except those furnished by Landlord. Upon termination or expiration of this Lease or a termination of possession of the Premises by Tenant, Tenant shall surrender to Landlord all keys to any locks on doors entering or within the Premises.

     SECTION 4.3  Graphics and Building Directory. Landlord shall provide and
                  -------------------------------
install, at Landlord's expense, all letters or numerals at the entrance to the Premises, and a strip containing a listing of Tenant's name on the Building directory board to be placed in the main lobby of the Building. All such letters and numerals shall be in Building standard graphics. Except for the grossly negligent acts or omissions of Landlord, its agents, contractors or employees, Landlord shall not be liable for any inconvenience or damage occurring as a result of any error or omission in any directory or graphics. No signs, numerals, letters or other graphics shall be used or installed by Tenant on the exterior of, or which may be visible from outside, the Premises, unless approved in writing by Landlord, such approval not to be unreasonably withheld, conditioned or delayed.

     SECTION 4.4  Building Signage. Tenant, at Tenant's expense, shall have the
                  ----------------
right to have the Landlord install a sign with Tenant's name on the western exterior side of the Building (the "Exterior Sign"). Tenant shall be responsible
                                    -------------
for all necessary governmental approvals and permits. Tenant shall have the right to the maximum square footage of signage that is permitted on the western exterior side of the Building. Tenant shall provide Landlord with the plans and specifications for the Exterior Sign, which shall be subject to Landlord's reasonable approval. Landlord's approval shall only mean that Landlord is satisfied that the plans and specifications are in compliance with the terms and conditions of this Lease (except as the same relate to compliance with all applicable governmental laws, regulations or ordinances), are aesthetically pleasing and consistent with the overall design of the Project. If Landlord does not approve the Exterior Sign, Landlord will inform Tenant in writing of its objections and Tenant will coordinate with Landlord to revise the same and deliver a corrected version to Landlord for its approval. The Tenant shall remain solely responsible for the design, inspection, and compliance with all applicable governmental laws, rules or ordinances. Tenant's failure to obtain exterior signage for any reason shall in no event not be a default by the Landlord.

                                   ARTICLE V

     SECTION 5.1  Occupancy of Premises. Tenant shall throughout the Term of
                  ---------------------
this Lease, at its own expense, maintain the Demised Premises and all improvements thereon and keep them free from waste, damage or nuisance, and shall deliver up the Demised Premises in a clean and sanitary condition at the expiration or termination of this Lease or the termination of Tenant's right to occupy the Premises by Tenant, in good repair and condition, reasonable wear and tear excepted. In the event Tenant should neglect to maintain and/or return the Demised Premises in such manner, Landlord shall have the right, but not the obligation, to cause repairs or corrections to be made, and any actual and reasonable costs therefor shall be payable by Tenant to Landlord within thirty
(30) days of demand therefor by Landlord. Upon the expiration or termination of this Lease or the termination of Tenant's right to occupy the Premises by Tenant, Landlord shall have the right to reenter and resume possession of the Premises. No act or thing done by Landlord or any of Landlord's agents (hereinafter defined) during the Term of the Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and executed by Landlord. Tenant shall notify Landlord at least fifteen (15) days prior to vacating the Demised Premises and shall arrange to meet with Landlord for a joint inspection of the Demised Premises. If Tenant fails to give such notice or to arrange for such inspection, then Landlord's inspection of the Demised Premises shall be deemed correct for the purpose of determining Tenant's responsibility for repair and restoration of the Demised Premises.

     SECTION 5.2  Roof Space. Tenant acknowledges and agrees that Landlord makes
                  ----------
no representation or warranty, express or implied, regarding the suitability, tenantability or habitability of the Roof Space. Tenant intends to use the Roof Space for general office purposes, and for no other business or purpose in accordance with Section 2.3 ("Tenant's Intended Use of the Roof Space"). Tenant
                              ---------------------------------------
acknowledges that the Roof Space may not be developable for Tenant's Intended Use of the Roof Space; however, if the Roof Space may be so developed and used by Tenant, Landlord hereby grants Tenant the right to design, construct and install improvements on the Roof Space and to use the Roof Space only for Tenant's Intended Use of the Roof Space. If improvements are required to the Building, other than the Premises, to permit development of the Roof Space for Tenant's Intended Use of the Roof Space, Tenant shall be responsible for all costs related to the design and construction of such improvements; however, Landlord shall have no obligation to make or approve any such improvements, even if Landlord's failure to make such improvements results in Tenant not being able to use the Roof Space for Tenant's Intended Use of the Roof Space. If Tenant is unable to develop or use the Roof Space for any reason whatsoever, including Landlord's failure to make improvements necessary for the development of the Roof Space, such failure shall not be a default by Landlord under this Lease. If Tenant elects to develop or use the Roof Space, Tenant shall do so in compliance all provisions of this Lease; however, Tenant agrees that Landlord shall have no obligations of any kind whatsoever with respect to the Roof Space. Any improvements or alterations to the Roof Space shall be in accordance with
Section 6.1(b). For purposes of the Roof Space, the indemnity in Section 6.5 shall also include the development, design, and construction of improvements in the Roof Space. Prior to development of the Roof Space, Tenant shall provide Landlord an engineering report from a registered structural engineer stating that the construction of a deck in the Roof Space is structurally feasible.
Upon completion of the deck, Tenant shall provide Landlord an engineering report from a registered structural engineer stating the maximum load capacity of the completed deck.

     SECTION 5.3  Entry for Repairs and Inspection. By giving reasonable notice
                  --------------------------------
and by not unreasonably interfering with Tenant's business, Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times to inspect the same; to show the Premises to prospective tenants (within six (6) months of the expiration of the Term of this Lease), or interested parties such as prospective lenders and purchasers; to exercise its rights under this Lease; to clean, repair, alter or improve the Premises or the Building; to discharge Tenant's obligations when Tenant has failed to do so within the time required under this Lease or within a reasonable time after written notice from Landlord, whichever is earlier; to post "For Sale" signs at any time and to place "For Lease" signs upon or adjacent to the Building at any time within twelve (12) months of the expiration of the Term of this Lease. Tenant shall permit Landlord and its agents to enter the Premises at any time in the event of an emergency. In case of an emergency, Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure.

     SECTION 5.4  Hazardous Materials.
                  -------------------

     (a)  As used in this Lease, the term "Hazardous Material" shall mean and
                                           ------------------
include any substance that is or contains petroleum, asbestos, polychlorinated biphenyls, lead, or any other substance, material or waste which is now or is hereafter classified or considered to be hazardous or toxic under any federal, state or local law, rule, regulation or ordinance relating to pollution or the protection or regulation of human health, natural resources or the environment (collectively, "Environmental Laws") or poses or threatens to pose a hazard to
                ------------------
the health or safety of persons on the Premises or the Project. To Landlord's knowledge, without independent inquiry, but based upon a Phase I Environmental Report prepared by Schnabel Engineering Associates, Inc., dated April 23, 1998, Landlord has removed all asbestos bearing materials requiring abatement from the Building.

     (b) Tenant agrees that during its use and occupancy of the Premises it will not permit Hazardous Materials to be present on or about the Demised Premises or the Project except in a manner and quantity necessary for the ordinary performance of Tenant's business and that it will comply with all Environmental Laws relating to the use, storage or disposal of any such Hazardous Materials.

     (c) If Tenant's use of Hazardous Materials on or about the Demised Premises or the Project results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises, the Project or the Land, Tenant agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with (a) the requirements of

(i) all Environmental Laws and (ii) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (b) any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises or the Land. Landlord shall also have the right, but not the obligation, to take whatever action with respect to any such Hazardous Materials that it deems reasonably necessary to protect the value of the Premises, the Project or the Land. All costs and expenses paid or incurred by Landlord in the exercise of such right shall be payable by Tenant within thirty
(30) days.

     (d) By first giving notice and by not unreasonably interfering with Tenant's business, Landlord may inspect the Premises for the purpose of determining whether there exists on the Premises any Hazardous Materials or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Premises or the Project, or liability on the part of Landlord for Tenant's use, storage or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

     (e) Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials, placed on or about the Demised Premises or the Project by Tenant or its agents, employees, contractors or invitees, and in a condition which complies with all Environmental Laws.

     (f) Except for the gross negligence of Landlord, its agents, contractors or employees, Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, losses (including, without limitation, loss in value of the Demised Premises or the Project), liabilities and actual expenses (including reasonable attorney's fees) sustained by Landlord attributable to (i) any Hazardous Materials placed on or about the Demised Premises or the Project by Tenant or its agents, employees, contractors or invitees or (ii) Tenant's breach of any provision of this Section.

     (g) The provisions of this Section shall survive the expiration or earlier termination of this Lease.

     SECTION 5.5  Compliance with Laws.
                  --------------------

     (a)  Americans with Disabilities Act.  Tenant represents and warrants that
          -------------------------------
any alterations or additions made by or on behalf of Tenant to the Demised Premises will conform to the requirements of the Americans with Disabilities Act (the "ADA"), Act of July 26, 1990, Pub. L. No. 101-336, 104 Stat. 327, 42 U.S.C
      ---
(S) 12101 et seq., as amended from time to time, and the regulations promulgated pursuant thereto (the "Regulations"). Tenant hereby indemnifies and holds
                       -----------
harmless Landlord from and against any and all claims, damages, suits, liabilities and actual attorneys' fees (including but not limited to appellate attorneys' fees) asserted against or suffered by Landlord in any way relating to or arising from in whole or in part, an actual or asserted claim that the Demised Premises, or any portion thereof, is in violation of the ADA or the Regulations.

     (b)  Other Laws. Tenant represents and warrants that it shall comply with
          ----------
all applicable governmental laws, statutes, ordinances, rules, regulations or other requirements with respect to any design plans, improvements, alterations or additions made by or on behalf of Tenant to the Demised Premises.

                                  ARTICLE VI

     SECTION 6.1  Leasehold Improvements.
                  ----------------------

     (a)  Acceptance of Premises.  Tenant has made a complete inspection of the
          ----------------------
Premises and shall accept the Premises and the Project in its "AS IS," "WHERE IS," and "WITH ALL FAULTS" condition on the Commencement Date without recourse to Landlord, subject to the terms of Exhibit "E", attached hereto and hereby
                                     ----------
made a part hereof, and any structural defects, punchlist items and latent defects. Except as expressly provided in this Lease, Landlord shall have no obligation to furnish, equip or improve the Premises or the Project. The taking of possession of the Premises by Tenant shall be conclusive evidence against Tenant that (i) Tenant accepts the Premises and the Project as being suitable for its intended purpose and in a good and satisfactory condition, except for structural defects, punchlist items and latent defects which are not readily apparent to Tenant, (ii) acknowledges that the Premises and the Project comply fully with Landlord's covenants and obligations under this Lease and (iii) waives any defects in the Premises and patent defects of a cosmetic nature in the Project.

     (b)  Improvements and Alterations.  Tenant shall not make or allow to be
          ----------------------------
made (except as otherwise provided in this Lease) any improvements, alterations or physical additions (including fixtures) in or to the Premises or the Project, without first obtaining the written consent of Landlord, including Landlord's written approval of Tenant's contractor(s) and of the plans, working drawings and specifications relating thereto, such approval not to be unreasonably withheld, conditioned or delayed. Approval by Landlord of any of Tenant's drawings and plans and specifications prepared in connection with any alterations, improvements, modifications or additions to the Premises or the Project shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or alterations, improvements, modifications or additions to which they relate, for any use, purpose or conditions, but such approval shall merely be the consent of Landlord as required hereunder. Except as otherwise expressly provided in Exhibit "E" attached hereto, any and all furnishing, equipping and improving of
----------
or other alteration and addition to the Premises shall be: (i) made at Tenant's sole cost, risk and expense, and Tenant shall pay for Landlord's actual costs incurred in connection with and as a result of such alterations or additions;
(ii) performed in a prompt, good and workerlike manner with labor and materials of such quality as Landlord may reasonably require; (iii) constructed in accordance with all plans and specifications approved in writing by Landlord prior to the commencement of any such work, such approval not to be unreasonably withheld, conditioned or delayed; (iv) prosecuted diligently and continuously to completion so as to minimize interference with the normal business operations of other tenants in the Project, the performance of Landlord's obligations under this Lease or any mortgage, deed to secure debt or ground lease covering or affecting all or any part of the Project or the Land and any work being done by contractors engaged by Landlord with respect to or in connection with the Project; and (v) performed by contractors approved in writing by Landlord, such approval not to be unreasonably withheld, conditioned or delayed.

Except as provided in Exhibit "E", Tenant shall have no (and hereby waives all)
                      ----------
rights to payment or compensation for any such item, Tenant shall notify Landlord upon completion of such alterations, improvements, modifications or additions and Landlord shall inspect same for workmanship and compliance with the approved plans and specifications. Tenant and its contractors shall comply with all reasonable requirements Landlord may impose on Tenant or its contractors with respect to such work (including but not limited to, insurance, indemnity and bonding requirements), and shall deliver to Landlord a complete copy of the "as-built" or final plans and specifications for all alterations or physical additions so made in or to the Premises within thirty (30) days of completing the work. Tenant shall not place safes, vaults, filing cabinets or systems, libraries or other heavy furniture or equipment within the Premises without Landlord's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. Except as provided herein and upon ten (10) days prior written notice, Tenant shall have the right to make non-structural alterations (walls and partitions being deemed to be structural) of up to Twenty Thousand and No/100 Dollars ($20,000.00) without the consent of Landlord. For any and all improvements, alterations or physical additions (including fixtures) in or to the Premises or the Project that Tenant is permitted to perform pursuant to the terms of this Lease, including, without limitation, the work performed pursuant to the terms of the Work Letter Agreement, attached hereto as Exhibit "E", but not including the installation or application of painting, carpeting or of finishing materials performed subsequent to the work performed pursuant to the terms of the Work Letter Agreement, Landlord shall charge Tenant a construction management fee of two (2) percent of the total costs of such improvements, alterations or physical additions (including fixtures).

     (c)  Title to Alterations.  All alterations, physical additions,
          --------------------
modifications or improvements in or to the Premises (including fixtures) shall, when made, become the property of Landlord and shall be surrendered to Landlord upon termination or expiration of this Lease or termination of Tenant's right to occupy the Premises, whether by lapse of time or otherwise, without any payment, reimbursement or compensation therefor; provided, however, that (i) Tenant shall retain title to and shall remove from the Premises movable equipment or furniture owned by Tenant, (ii) Tenant repairs any damage caused thereby, and
(iii) Tenant returns the Premises to their preexisting condition. Notwithstanding any of the foregoing to the contrary, Landlord may require Tenant to remove all alterations, additions or improvements to the Premises that are other than Building Standard (as defined in Exhibit "E" attached hereto)
                                                ----------
including, without limitation, any cabling or other computer, satellite or telecommunications equipment or hardware, whether or not such alterations, additions, or improvements are located in the Premises upon the expiration or earlier termination of this Lease or the termination of Tenant's right to possession of the Premises and restore the same to Building Standard condition, reasonable wear and tear excepted. The rights conferred upon Landlord under this
Section 6.1(c) shall be in addition to (and not in conflict with) any other rights conferred upon Landlord by this Lease, in equity or at law.

     (d)  Personal Property Taxes; Sales, Use and Excise Taxes.  Tenant shall be
          ----------------------------------------------------
responsible for and shall pay ad valorem taxes and other taxes, assessments or charges levied upon or applicable to Tenant's personal property, the value of Tenant's leasehold improvements in the Premises in excess of Building Standard (and if the taxing authorities do not separately assess Tenant's leasehold improvements, Landlord may make a reasonable allocation of the taxes assessed on the Project to give effect to this Section 6.1(d)) and all license fees and other fees or charges imposed on the business conducted by Tenant on the Premises before such taxes, assessment, charges or fees become delinquent. Tenant shall also pay to Landlord with all Rent due and owing under this Lease an amount equal to any sales, rental, excise and use taxes levied, imposed or assessed by the State or any political subdivision thereof or other taxing authority upon any amounts classified as Rent.

     SECTION 6.2  Repairs by Landlord. All repairs, alterations or additions
                  -------------------
that affect the Project's structural components or major mechanical, electrical or plumbing systems shall be made by Landlord or its contractors only, and, in the case of any damage to such components or systems caused by Tenant or Tenant's agents or contractors, shall be paid for by Tenant in an amount equal to Landlord's costs plus five percent (5%) as an overhead expense. Unless otherwise provided herein, Landlord shall not be required to make any improvements to or repairs of any kind or character to the leasehold improvements located in the Premises during the Term, except such repairs as Landlord deems necessary for normal maintenance operations of the Building.

     SECTION 6.3  Repairs by Tenant.  Subject to Section 6.2 of this Lease,
                  -----------------
Tenant shall be responsible, at its own cost and expense, for all repair or replacement of any damage to the leasehold improvements in the Demised Premises, together with any damage to the Project or any part thereof caused by Tenant or any of Tenant's agents or contractors. Except insofar as Landlord is expressly obligated under this Lease to maintain and repair the Building, in addition to the maintenance and repair obligations of Tenant otherwise expressly set forth in this Lease, Tenant is also obligated to perform, at Tenant's own cost and expense and risk, all other maintenance and repairs necessary or appropriate to cause the Premises to be maintained in good condition and suitable for Tenant's intended commercial purpose.

     SECTION 6.4  Liens.  Tenant shall keep the Premises and the Building free
                  -----
from any liens, including but not limited to liens filed against the Premises by any governmental agency, authority or organization, arising out of any work performed, materials ordered or obligations incurred by or on behalf of Tenant, and Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, independent contractors, officers, members, directors, partners, and shareholders harmless from any liability, cost or expense for such liens. Tenant shall cause any such lien imposed to be released of record by payment or posting of the proper bond acceptable to Landlord within thirty (30) days after the earlier of imposition of the lien or written request by Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien, at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a notice of nonresponsibility or other notice deemed proper before commencement of any such work. If Tenant fails to remove any lien within the prescribed ten (10) day period, then Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount, including reasonable attorneys' fees and costs, shall be deemed Additional Rent. Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, or of any interest of Landlord in the Premises, the Building or the Project.

     SECTION 6.5  Indemnification.
                  ---------------

     (a)  Indemnification by Tenant.  Tenant shall defend, indemnify and hold
          -------------------------
harmless Landlord, its agents, employees, officers, directors, members, partners and shareholders ("Landlord's Related Parties") from and against any and all
                   --------------------------
liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the use, occupancy, conduct, operation, or management of the Premises by, or the negligence, gross negligence, recklessness or willful misconduct of, Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Project, the Building or the Premises or arising from any breach or default under this Lease by Tenant, or arising from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Demised Premises. This indemnification shall survive termination or expiration of this Lease. This provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the sole gross negligence or willful misconduct of Landlord, or its officers, contractors, licensees, agents, employees, or invitees.

     (b)  Indemnification by Landlord.  Except as otherwise stated in this
          ---------------------------
Lease, Landlord shall defend, indemnify and hold harmless Tenant, its agents, employees, officers, directors, members, partners and shareholders ("Tenant's
                                                                     --------
Related Parties") from and against any and all liabilities, judgments, demands,
---------------
causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the willful misconduct or gross negligence of, Landlord, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Project, the Building or the Premises. This indemnification shall survive termination or expiration of this Lease. This provision shall not be construed to make Landlord responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the sole negligence or willful misconduct of Tenant, or its officers, contractors, licensees, agents, employees, or invitees.

                                  ARTICLE VII

     SECTION 7.1  Condemnation.
                  ------------

     (a)  Total Taking.  In the event of a taking or damage related to the
          ------------
exercise of the power of eminent domain, by any agency, authority, public utility, person, corporation or entity empowered to condemn property (including without limitation a voluntary conveyance by Landlord in lieu of such taking or condemnation) (individually, a "Taking") of (i) the entire Premises; or (ii) so
                                ------
much of the Premises as to prevent or substantially impair its use by Tenant during the Term of this Lease (individually, a "Total Taking"), the rights of
                                                ------------
Tenant under this Lease shall cease and terminate as of the date upon which title to the property taken passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor ("Date of Taking").
                         --------------

     (b)  Partial Taking.  In the event of a Taking of only a part of the
          --------------
Premises which does not constitute a Total Taking during the Term of this Lease (individually, a "Partial Taking"), the rights of Tenant under this Lease shall
                  --------------
cease and terminate as of the Date of Taking only with respect to the portion of the Premises so taken, an adjustment to the Rent shall be made based upon the reduced area of the Premises, and except as so modified, this Lease shall remain in full force and effect with respect to the reduced area of the Premises.

     (c)  Termination by Landlord.  In the event of a Taking of the Building
          -----------------------
(other than the Premises) such that, in Landlord's reasonable opinion, the Building cannot be restored in a manner that makes its continued operation practically or economically consistent with Landlord's current or projected return on equity or if restoration cannot be completed within one hundred eighty
(180) days, Landlord may terminate this Lease by giving notice to Tenant within ninety (90) days after the date notice of such Taking is received by Landlord. Tenant shall vacate the Premises within ninety (90) days after receipt of Landlord's notice to Tenant or the last day upon which Landlord is in possession of the Building, if such date is shorter than said ninety (90) day period.

     (d)  Rent Adjustment.  If this Lease is terminated pursuant to this
          ---------------
Section 7.1, Landlord shall refund to Tenant any prepaid unaccrued Rent and any other sums due and owing to Tenant (less any sums then due and owing Landlord by Tenant), and Tenant shall pay to Landlord any remaining sums due and owing Landlord under this Lease, each prorated as of the Date of Taking where applicable.

     (e)  Repair.  If this Lease is not terminated as provided for in this
          ------
Section 7.1, then within one hundred eighty (180) days Landlord, at its expense, shall promptly repair and restore the Building, Project and/or the Premises to approximately the same condition that existed at the time Tenant entered into possession of the Premises, wear and tear excepted (and Landlord shall have no obligation to repair or restore Tenant's improvements to the Premises or Tenant's personal property), except for the part taken, so as to render the Building or Project as complete an architectural unit as practical, but only to the extent of the condemnation award received by Landlord for the damage.

     (f)  Awards and Damages.  Landlord reserves all rights to damages and
          ------------------
awards paid because of any Partial or Total Taking of the Premises or the Project. Tenant assigns to Landlord any right Tenant may have to the damages or award. Furthermore, Tenant shall not make claims against Landlord or the condemning authority for damages. Notwithstanding, Tenant may claim and recover from the condemning authority a separate award for Tenant's moving expenses, business dislocation damages, Tenant's personal property and any other award that would not reduce the award payable to Landlord.

     (g)  Temporary Taking.  Notwithstanding anything to the contrary
          ----------------
contained in this Section 7.1, if, during the Term, the use or occupancy of any part of the Building or the Premises shall be taken or appropriated temporarily for any public or quasi-public use under any governmental law, ordinance, or regulations, or by right of eminent domain for a period of less than seven (7) days (all other Takings being a Total Taking or a Partial Taking), this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Rent payable hereunder by Tenant during the Term. In the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the loss of use or occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration and compensation for the loss of use or occupancy of the Premises after the end of the Term.

     Section 7.2  Force Majeure.  Neither Landlord nor Tenant shall be required
                  -------------
to perform any term, provision, agreement, condition or covenant in this Lease (other than the obligations of Tenant to pay Rent as provided herein) so long as such performance is delayed or prevented by "Force Majeure", which shall mean
                                             -------------
acts of God, strikes, injunctions, lockouts, material or labor restrictions by any governmental authority, civil riots, floods, fire, theft, public enemy, insurrection, war, court order, requisition or order of governmental body or authority, and any other cause not reasonably within the control of Landlord or Tenant and which by the exercise of due diligence Landlord or Tenant is unable, wholly or in part, to prevent or overcome. Neither Landlord nor any mortgagee shall be liable or responsible to Tenant for any loss or damage to any property or person occasioned by any Force Majeure, or for any damage or inconvenience which may arise through repair or alteration of any part of the Project as a result of any Force Majeure.

     Section 7.3  Fire or Other Casualty Damage.
                  -----------------------------

     (a) If any portion of the Premises shall be destroyed or damaged by fire or any other casualty, Tenant shall immediately give notice thereof to Landlord. If any portion of the Premises or Project shall be destroyed or damaged by fire or any other casualty then, at the reasonable option of Landlord, Landlord may restore and repair the portion of the Premises or Project damaged and, if the Premises are rendered untenantable in whole or in part by reason of such casualty as determined by Landlord, Tenant shall be entitled to an equitable abatement of the Rent hereunder (subject to the limitation in Section 7.3(c) below) until such time as the damaged portion of the Premises (exclusive of any of Tenant's personal property) are repaired or restored by Landlord to the extent required hereby or Landlord may terminate this Lease whereupon all Rent accrued up to the time of such casualty and any other sums due and owing shall be paid by Tenant to Landlord (less any sums then due and owing Tenant by Landlord) and any remaining sums due and owing by Landlord to Tenant shall be paid to Tenant. If not practical or if not consistent with Landlord's current or projected return of equity, Landlord shall not have any obligation to repair or restore any such destruction or damage.

     (b)  Repair.  Landlord shall use reasonable efforts to give Tenant written
          ------
notice of its decisions, estimates or elections under this Section 7.3 within thirty (30) days after any such damage or destruction. If Landlord has elected to repair and restore the Premises or other portion of the Project within one hundred eighty (180) days, this Lease shall continue in full force and effect, and the repairs will be made within a reasonable time thereafter (not to exceed one (1) year), subject to the provisions of Section 7.2 of this Lease. Should the repairs not be completed within that period, both Landlord and Tenant shall each have the option of terminating this Lease by written letter of termination. If this Lease is terminated as herein permitted, Landlord shall refund to Tenant any prepaid Rent (unaccrued as of the date of damage or destruction) and any other sums due and owing by Landlord to Tenant (less any sums then due and owing Landlord by Tenant) and any remaining sums due and owing by Tenant to Landlord shall be paid to Landlord. If Landlord elects to rebuild the Premises or other portion of the Project, Landlord shall only be obligated to restore or rebuild the Premises or other portion of the Project to approximately the same condition as existed at the time Tenant entered into possession of the Premises, wear and tear excepted and not be required to rebuild, repair or replace any part of Tenant's personal property. Notwithstanding anything contained in this Lease to the contrary, if Landlord shall elect to repair and restore the Premises or other portion of the Project pursuant to this Section 7.3, in no event shall Landlord be required to expend under this
Article VII any amount in excess of the proceeds actually received from the insurance carried by Landlord pursuant to Section 7.4(a) of this Lease. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or destruction or the disregard of the repair thereof, except for the grossly negligent acts or omissions of Landlord, its agents, contractors or employees.

     (c)  Negligence of Tenant.  Notwithstanding the provisions of Sections
          --------------------
7.3(a) and 7.3(b) of this Lease, if the Premises, the Project or any portion thereof, are damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's employees, agents or contractors, the Rent under this Lease will not be abated during the repair of that damage, and Tenant will be liable to Landlord for the cost and expense of the repair and restoration of the Premises, the Project or any part thereof, caused thereby to the extent that cost and expenses is not covered by insurance proceeds (including without limitation the amount of any insurance deductible).

     Section 7.4  Insurance.
                  ---------

     (a) Landlord shall maintain, or cause to be maintained, standard fire and extended coverage insurance on the Project and Building Standard tenant improvements (excluding leasehold improvements by Tenant in excess of Building Standard and Tenant's personal property) in amounts considered by Landlord to be reasonable and customary for similar buildings in the Midtown Atlanta market. Landlord may carry any other types or forms of insurance which Landlord deems necessary, desirable or prudent to carry from time to time. The insurance required to be obtained by Landlord may be obtained through blanket or master policies insuring other entities or properties owned or controlled by Landlord.

     (b) At all times during the term of this Lease Tenant shall, at its sole expense, procure and maintain the following types of insurance coverage:

          (i)  Commercial General Liability Insurance.  Not less than One
               --------------------------------------
Million and No/100 Dollars ($1,000,000.00) coverage of commercial general liability insurance ("Liability Insurance") written on an "occurrence" policy
                      -------------------
form, covering bodily injury, property damage, personal injury and advertising injury, arising out of or relating, directly or indirectly, to Tenant's business operations, conduct, assumed liabilities or use or occupancy of the Premises or any other part of the Project. Tenant's Liability Insurance will also include the broadest available form of contractual liability coverage. It is the intent of Landlord and Tenant that Tenant's contractual liability coverage will provide coverage to the maximum extent possible of Tenant's indemnification obligations under this Lease. Tenant will cause Landlord and any lender of Landlord to be named as "additional insureds". Tenant's Liability Insurance policies will be endorsed as needed to provide cross-liability coverage for Tenant, Landlord and any lender of Landlord, and will provide for severability of interests. Not more frequently than every five (5) years, Tenant shall adjust said insurance coverage to maintain coverage of One Million and No/100 Dollars ($1,000,000.00) after adjusting for changes in the Consumer Price Index (for Urban Wage Earners and Clerical Workers U.S. City Average All Items (1982=100) published by the Bureau of Labor Statistics, United States Department of Labor).

          (ii)  Property Insurance.  Tenant will procure and maintain property
                ------------------
insurance coverage ("Property Insurance") for the following: (i) all furniture,
                     ------------------
trade fixtures, office equipment, merchandise and all other items of Tenant's personal property in, on, at or about the Premises or any other part of the Project; (ii) all leasehold improvements to the Premises constructed pursuant to Tenant's obligations hereunder, and other improvements, betterments and alterations to the Premises. Tenant's Property Insurance must be written on the broadest available "all risk" ("special form") policy form or an equivalent form acceptable to Landlord, include an agreed-amount endorsement for no less than one hundred percent (100%) of the full replacement cost (new without deduction for depreciation) of the covered items and property, be written in amounts of coverage that meet any coinsurance requirements of the policy, and include vandalism and malicious mischief coverage, and sprinkler leakage coverage. Landlord must be named as an "insured as its interest may appear" under Tenant's Property Insurance.

          (iii) Workers' Compensation and Employer Liability Coverage.  Tenant
                -----------------------------------------------------
will procure and maintain workers' compensation insurance as required by law and employer's liability insurance of at least One Hundred Thousand and No/100 Dollars ($100,000.00). Both such policies will contain waivers of subrogation in favor of Landlord. Tenant, and not Landlord, will be liable for any costs or damages in excess of the statutory limit for which Tenant would, in the absence of workers' compensation, be liable.

          (iv)  Business Income and Extra Expense Coverage.  Tenant will also
                ------------------------------------------
procure and maintain business income/business interruption insurance and extra expense coverage (collectively, "Business Income Insurance") with coverage
                                 -------------------------
amounts that will reimburse Tenant for all direct or indirect loss of income and charges and costs incurred arising out of all named perils insured against by Tenant's Property Insurance coverage, including prevention of, or denial of use of or access to, all or part of the Premises or the Project, as a result of those named perils. The Business Income Insurance coverage must provide coverage for no less than twelve (12) months of the loss of income, charges, and costs contemplated under this Lease.

     (c) Landlord shall be named as an additional insured, with respect to Liability Insurance, and as an additional insured, as its interests may appear, with respect to Property Insurance, in all of Tenant's insurance policies pertaining to the Premises and/or Project. Tenant shall deliver to Landlord, on or prior to the Commencement Date (with respect to the initial policy or policies) and not less than ten (10) days prior to the expiration date of such policy or policies (with respect to all renewals of said policies), with respect to both Liability Insurance and Property Insurance: (i) the policy or policies of such insurance; (ii) a certificate of insurance using ACORD Form 27 (which shall be appropriately modified to cover Liability Insurance) from its insurance company, certifying (x) the existence and amounts of coverage of such insurance, and (y) that Landlord is named as an additional insured as described in the first sentence of this paragraph; and (iii) an endorsement on ISO Form 20 26 reflecting Landlord as an additional insured as described above. Any insurance required to be maintained by Tenant under this Section 7.4 may be maintained under a so-called blanket policy or policies; provided Tenant, at Tenant's sole expense, procures a "per location" endorsement, or equivalent reasonably acceptable to Landlord, so that the general aggregate and other limits apply separately and specifically to the Premises. Landlord must give its prior written approval to all deductibles and self-insured retentions under Tenant's policies. Landlord shall have the right to approve the identity and financial condition of Tenant's insurers, and such approval shall not be unreasonably withheld. Failure of Tenant to deliver any policies or certificates of insurance to Landlord shall not release Tenant from the obligation of obtaining the above-required coverage.

     (d) In the event that Tenant fails to take out or maintain any policy required by this Section 7.4 to be maintained by Tenant, such failure shall be a defense to any claim asserted by Tenant against Landlord by reason of any loss sustained by Tenant that would have been covered by such policy, notwithstanding that such loss may have been proximately caused solely or partially by the negligence or willful misconduct of Landlord or any of Landlord's Related Parties. If Tenant does not procure insurance as required, Landlord may, upon advance written notice to Tenant, cause this insurance to be issued and Tenant shall pay to Landlord the premium for such insurance within ten (10) days of Landlord's demand, plus interest at the past due rate provided for in Section 3.1(c) of this Lease until repaid by Tenant. All policies of insurance required to be maintained by Tenant shall specifically make reference to the indemnifications by Tenant in favor of Landlord under this Lease and shall provide that Landlord shall be given at least thirty (30) days' prior written notice of any cancellation or nonrenewal of any such policy. All insurance policies obtained by Tenant shall be written as primary policies (primary over any insurance carried by Landlord), not contributing with and not in excess of coverage which Landlord may carry, if any.

     (e) Landlord acknowledges that the insurance information stated in Exhibit "H" attached hereto and by this reference incorporated herein meets the
----------
requirements of this Section 7.4 of this Lease.

     Section 7.5  Waiver of Subrogation Rights. Each party hereto waives all
                  ----------------------------
rights of recovery, claims, actions or causes of actions arising in any manner in its (the "Injured Parties") favor and against the other party for loss or
             ---------------
damage to the Injured Party's property located within or constituting a part or all of the Project, to the extent the loss or damage: (a) is covered by the Injured Party's insurance; or (b) would have been covered by the insurance the Injured Party is required to carry under this Lease, whichever is greater, regardless of the cause or origin, including the sole, contributory, partial, joint, comparative or concurrent negligence of the other party. This waiver also applies to each party's directors, officers, employees, shareholders, partners, representatives and agents. All insurance carried by either Landlord or Tenant covering the losses and damages described in this Section 7.5 shall provide for such waiver of rights of subrogation by the Injured Party's insurance carrier to the maximum extent that the same is permitted under the laws and regulations governing the writing of insurance within the state in which the Building is located. Both parties hereto are obligated to obtain such a waiver and provide evidence to the other party of such waiver. The waiver set forth in this Section
7.5 shall be in addition to, and not in substitution for, any other waivers, indemnities or exclusions of liability set forth in this Lease.

                                 ARTICLE VIII

     Section 8.1 Default by Tenant. The occurrence of any one or more of the
                 -----------------
following events shall constitute a default (a "Default") by Tenant under this
                                                -------
Lease:

     (a) Tenant shall fail to pay to Landlord any Rent, Additional Rent or other monetary charges due (after ten (10) days prior written notice or as otherwise specifically provided herein) from Tenant hereunder as and when due and payable (a "Monetary Default");

     (b) Tenant breaches or fails to comply with any term, provisions, conditions or covenant of this Lease, other than as described in Section 8.1(a), or with any of the Building rules and regulations now or hereafter established to govern the operation of the Project, provided that such breach or failure is not cured within thirty (30) days after written notice from Landlord of such default or such longer period of time as may be reasonably necessary if Tenant is proceeding with its best efforts to cure such default, but in no event later than ninety (90) days from the date Tenant receives notice of such default;

     (c) A Transfer (hereinafter defined) other than a Permitted Transfer (as hereinafter defined) shall occur, without the prior written approval of Landlord;

     (d) The interest of Tenant under this Lease shall be levied on under execution or other legal process;

     (e) Any petition in bankruptcy or other insolvency proceedings shall be filed by or against Tenant, or any petition shall be filed or other action taken to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations or to reorganize or modify Tenant's capital structure or indebtedness or to appoint a trustee, receiver or liquidator of Tenant or of any property of Tenant, or any proceeding or other action shall be commenced or taken by any governmental authority for the dissolution or liquidation of Tenant and, within thirty (30) days hereafter, Tenant fails to secure a discharge thereof;

     (f) Tenant shall become insolvent, or Tenant shall make an assignment for the benefit of creditors, or Tenant shall make a transfer in fraud of creditors, or a receiver or trustee shall be appointed for Tenant or any of its properties; and

     (g) Tenant shall do or permit to be done anything which creates a lien upon the Premises or the Project.

     Section 8.2  Landlord's Remedies.  Upon occurrence of any default by Tenant
                  -------------------
under this Lease and (i) if the event of default described in Section 8.1(a) is not cured within five (5) days after written notice from Landlord of such default; or (ii) the events described in Sections 8.1(d) and (g) are not cured within thirty (30) days after written notice from Landlord of such default or such longer period of time as may be reasonably necessary if Tenant is proceeding with its best efforts to cure such default, but in no event later than ninety (90) days from the date Tenant receives notice of such default (there being no notice and cure period for events of default described in Sections 8.1(b), (c), (e) and (f) except as otherwise set forth herein), Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity by this Lease:

     (a) Continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent, Additional Rent, and other charges when due.

     (b) Terminate this Lease, and Landlord may forthwith repossess the Premises and be entitled to recover as damages a sum of money equal to the total of (i) the cost of recovering the Premises, (ii) the actual and customary cost of removing and storing Tenant's or any other occupant's property, (iii) the unpaid Rent and any other sums accrued hereunder at the date of termination,
(iv) a sum equal to the amount, if any, by which the present value of the total Rent and other benefits which would have accrued to Landlord under this Lease for the remainder of the Term, if the terms of this Lease had been fully complied with by Tenant, discounted at ten percent (10%) per annum, exceeds the total fair market value of the Premises for the balance of the Term (it being the agreement of the parties hereto that Landlord shall receive the benefit of its bargain), (v) the actual and customary cost of reletting the Premises including, without limitation, the actual and customary cost of restoring the Premises to the condition necessary to rent the Premises at the prevailing market rental rate, normal wear and tear excepted, (vi) the amount of any unamortized improvements (straight line basis over 60 months) to the Premises paid for by Landlord, (vii) the amount of any unamortized brokerage commission or other costs paid by Landlord in connection with the leasing of the Premises and (viii) any other sum of money or damages owed by Tenant to Landlord. In the event Landlord shall elect to terminate this Lease, Landlord shall at once have all the rights of reentry upon the Premises pursuant to Section 8.4 of this Lease.

     (c) Terminate Tenant's right of occupancy of the Premises and reenter and repossess the Premises by entry, forcible entry or detainer suit or otherwise, without acceptance of surrender of possession of the Premises, and without becoming liable for damages or guilty of trespass, in which event Landlord may, but shall be under no obligation to, relet the Premises or any part thereof for the account of Tenant (nor shall Landlord be under any obligation to relet the Premises before Landlord relets or leases any other portion of the Project or any other property under the ownership or control of Landlord) for a period equal to or lesser or greater than the remainder of the Term of the Lease on whatever terms and conditions Landlord, at Landlord's sole discretion, deems advisable, Tenant shall be liable for and shall pay to Landlord all Rent payable by Tenant under this Lease (plus interest at the past due rate provided in Section 3.1(c) of this Lease if in arrears) plus an amount equal to (i) the actual and customary cost of recovering possession of the Premises, (ii) the actual and customary cost of removing and storing any of Tenant's or any other occupant's property left on the Premises or the Project after reentry, (iii) the actual and customary cost of decorations, repairs, changes, alterations and additions to the Premises and the Project, (iv) the actual and customary cost of any attempted reletting or reletting and the collection of the rent accruing from such reletting, (v) the actual and customary cost of any brokerage fees or commissions payable by Landlord in connection with any reletting or attempted reletting, (vi) any other actual and customary costs incurred by Landlord in connection with any such reletting or attempted reletting, (vii) the amount of any unamortized improvements (straight line basis over 60 months) to the Premises paid for by Landlord, (viii) the amount of any unamortized brokerage commissions or other costs paid by Landlord in connection with the leasing of the Premises and (ix) any other sum of money or damages owed by Tenant to Landlord at law, in equity or hereunder, all reduced by any sums received by Landlord through any reletting of the Premises; provided, however, that in no event shall Tenant be entitled to any excess of any sums obtained by reletting over and above Rent provided in this Lease to be paid by Tenant to Landlord. For the purpose of such reletting Landlord is authorized to decorate or to make any repairs, changes, alterations or additions in or to the Premises that may be necessary. Landlord may file suit to recover any sums falling due under the terms of this

Section 8.2(c) from time to time, and no delivery to or recovery by Landlord of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default and/or exercise its rights under Section 9.3(b) of this Lease.

     (d) Enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord within thirty (30) days for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease plus five percent (5%) of such cost to cover overhead plus interest at the past due rate provided in this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, except for the gross negligence of Landlord, its agents, contractors and employees. No action taken by Landlord under this Section 8.2(d) shall relieve Tenant from any of its obligations under this Lease or from any consequences or liabilities arising from the failure to perform such obligations.

     (e) Without waiving such default, apply all or any part of the Letter of Credit or the Cash Allowance Letter of Credit (collectively, the "Letters of
                                                                  ----------
Credit") to cure the Default or to any damages suffered as a result of the
------
Default to the extent of the amount of damages suffered. Such Default shall not be deemed cured until Tenant causes the amount of the Letters of Credit to be reinstated to the amount of the Letters of Credit immediately prior to the use by Landlord of the Letters of Credit to cure the default of the Tenant.

     (f) Change all door locks and other security devices of Tenant at the Premises and/or the Project, and Landlord shall not be required to provide the new key to the Tenant except during Tenant's regular business hours, and only upon the condition that Tenant has cured any and all defaults hereunder and in the case where Tenant owes Rent to the Landlord, reimbursed Landlord for all Rent and other sums due Landlord hereunder. Landlord, on terms and conditions satisfactory to Landlord in its sole discretion, may upon request from Tenant's employees, enter the Premises for the purpose of retrieving therefrom personal property of such employees, provided, Landlord shall have no obligation to do so.

     (g) Exercise any and all other remedies available to Landlord in this Lease, at law or in equity.

     Section 8.3  Waiver of Duty to Relet or Mitigate. Notwithstanding anything
                  -----------------------------------
contained herein to the contrary, to the full extent permitted under applicable law, Tenant and Landlord agree that Landlord shall have no duty to relet the Premises or otherwise mitigate damages under this Lease and Tenant hereby releases Landlord from any and all duty to relet the Premises or otherwise mitigate damages. Tenant agrees that Landlord shall not be liable, nor shall Tenant's obligations hereunder be diminished, because of Landlord's failure to relet the Premises or collect rent due with respect to such reletting. Furthermore, Tenant hereby waives any and all rights to plead such failure of Landlord to mitigate damages as an affirmative defense in any proceeding based on any Default by Tenant under this Lease. In the event, and only in the event, that (despite such waiver and contrary to the intent of the parties hereunder) applicable law requires Landlord to attempt to mitigate damages, Landlord and Tenant agree that any such duty to mitigate shall be satisfied and Landlord shall be deemed to have used objectively reasonable efforts to fill the Premises by doing the following: (a) posting a "For Lease" sign on the Premises; (b) advising Landlord's leasing agent of the availability of the Premises; and (c) advising at least one outside commercial brokerage entity of the availability of the Premises; provided, however, that Landlord shall not be obligated to relet the Premises before leasing any other unoccupied portions of the Building, the Project and any other property under the ownership or control of Landlord or Landlord's affiliates. If Landlord receives any payments from the reletting of the Premises and is required by law to mitigate damages (despite the intent of the parties hereunder), any such payment shall first be applied to any costs or expenses incurred by Landlord as a result of Tenant's Default under this Lease. Notwithstanding the foregoing, Landlord agrees to use commercially reasonable efforts to market and lease the property; provided, however, (i) Landlord may offer the Demised Premises, or a portion of the Demised Premises, such upon terms and conditions satisfactory to Landlord; (ii) Landlord shall have no obligation to make or accept an offer for all or a portion of the Demised Premises if Landlord has any unleased or vacant space at the Project and the prospective tenant may be interested in such other space; and (iii) the decision to make or accept an offer to any prospective tenant shall be Landlord's sole decision and the failure of Landlord to make or accept an offer shall create no liability of Landlord to Tenant.

     Section 8.4  Reentry.  If Tenant fails to allow Landlord to reenter and
                  -------
repossess the Premises, Landlord shall have full and free license to enter into and upon the Premises with or without process of law for the purpose of repossessing the Premises, expelling or removing Tenant and any others who may be occupying or otherwise within the Premises, removing any and all property therefrom and changing all door locks of the Premises. Landlord may take these actions without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, without accepting surrender of possession of the Premises by Tenant.

     Section 8.5  Rights of Landlord in Bankruptcy. Nothing contained in this
                  --------------------------------
Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency, by reason of the expiration or termination of this Lease or the termination of Tenant's right of occupancy, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to in this Section 8.5. In the event that under applicable law, the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as are described below to ensure Landlord of the continued performance of Tenant's obligations under this Lease. In such event, Tenant or any trustee for Tenant may only assume this Lease if (A) it cures or provides adequate assurance that the trustee will promptly cure any default hereunder,
(B) compensates or provides adequate assurance that Tenant will promptly compensate Landlord for any actual pecuniary loss to Landlord resulting from Tenant's default, and (C) provides adequate assurance of performance during the fully stated Term hereof of all of the terms, covenants, and provisions of this Lease to be performed by Tenant. In no event after the assumption of this Lease shall any then existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein. Adequate assurance of performance of this Lease as set forth hereinabove shall include, without limitation, adequate assurance of (A) the source of Rental reserved hereunder, and (B) that the assumption of this Lease will not breach any provision hereunder.

     Section 8.6  Waiver of Certain Rights.  Tenant acknowledges that the
                  ------------------------
Premises are to be used for commercial purposes, and Tenant hereby expressly waives the protections and rights set forth in Official Code of Georgia Annotated Section 44-7-52. Tenant hereby expressly waives any rights Tenant may have to any rights of redemption whether currently existing or arising in the future under any applicable laws. Tenant hereby expressly waives any and all liens (whether statutory, contractual or constitutional) it may have or acquire as a result of a breach by Landlord under this Lease. Tenant hereby expressly waives and releases any statutory lien rights it may have against Landlord, including, without limitation, the rights conferred upon applicable state law.

     Section 8.7  NonWaiver.  Failure on the part of Landlord to complain of any
                  ---------
action or nonaction on the part of Tenant, no matter how long the same may continue, shall not be deemed to be a waiver by Landlord of any of its rights under this Lease. Further, it is covenanted and agreed that no waiver at any time of any of the provisions hereof by Landlord shall be construed as a waiver of any of the other provisions hereof and that a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval by Landlord to or of any action by Tenant requiring Landlord's consent shall not constitute Landlord's consent or approval to or of any subsequent similar act by Tenant.

     Section 8.8  Holding Over.  In the event Tenant remains in possession of
                  ------------
the Premises after the expiration or termination of this Lease without the execution of a new lease, then Tenant, at Landlord's option, shall be deemed to be occupying the Premises as a tenant at will at a base rental equal to one hundred fifty percent (150%) of the then applicable Base Rent, and shall otherwise remain subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a tenant at will, including without limitation the payment of all other Rent; provided, however, nothing contained herein shall require Landlord to give Tenant more than thirty (30) days' prior written notice to terminate Tenant's tenancy-at-will. No holding over by Tenant after the expiration or termination of this Lease shall be construed to extend or renew the Term or in any other manner be construed as permission by Landlord to hold over. Tenant shall indemnify Landlord (y) against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Premises effective upon the termination or expiration of this Lease, and (z) for all other losses, costs and expenses, including reasonable attorneys' fees, incurred by reason of such holding over. Landlord shall notify Tenant of the damages described in (y) above prior to the expiration of the Term of this Lease and if Landlord fails to so notify Tenant, Tenant shall not be liable for such damages.

     Section 8.9  Abandonment of Personal Property. Any personal property left
                  --------------------------------
in the Premises or any personal property of Tenant left about the Project at the expiration or termination of this Lease, the termination of Tenant's right to occupy the Premises or the abandonment, desertion or vacating of the Premises by Tenant, shall be deemed abandoned by Tenant and may, at the option of Landlord, be immediately removed from the Premises or such other space by Landlord and stored by Landlord at the full risk and reasonable and customary costs and expenses of Tenant. Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. In the event Tenant does not reclaim any such personal property and pay all costs for any storage and moving thereof within thirty (30) days after the expiration or termination of this Lease, the termination of Tenant's right to occupy the Premises or the abandonment, desertion or vacating of the Premises by Tenant, Landlord may dispose of such personal property in any way that it deems proper. If Landlord shall sell any such personal property, it shall be entitled to retain from the proceeds the amount of any Rent or other expenses due Landlord, together with the cost of storage and moving and the expense of the sale. Notwithstanding anything contained herein to the contrary, in addition to the rights provided herein with respect to any such property, Landlord shall have the option of exercising any of its other rights or remedies provided in the Lease or exercising any rights or remedies available to Landlord at law or in equity.

                                  ARTICLE IX

     Section 9.1  Transfers.
                  ---------

     (a)  Prohibited Transfers.  Tenant shall not, by operation of law or
          --------------------
otherwise, (a) assign, transfer, mortgage, pledge, hypothecate or otherwise encumber this Lease, the Premises or any part of or interest in this Lease or the Premises, (b) grant any concession or license within the Premises, (c) sublet all or any part of the Premises or any right or privilege appurtenant to the Premises, or (d) permit any other party to occupy or use all or any part of the Premises (collectively, a "Transfer"), without the prior written consent of
                               --------
Landlord, such consent not to be unreasonably withheld or delayed. This prohibition against a Transfer includes, without limitation, (i) any subletting or assignment which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate or proprietary structure; (ii) an assignment or subletting to or by a receiver or trustee in any federal or state bankruptcy, insolvency, or other proceedings;
(iii) the sale, assignment or transfer of all or substantially all of the assets of Tenant, with or without specific assignment of this Lease; (iv) the change in control in a partnership; or (v) conversion of Tenant to a limited liability entity. If Tenant converts to a limited liability entity without obtaining the prior written consent of Landlord: (i) the conversion shall be null and void for purposes of the Lease, including the determination, of all obligations and liabilities of Tenant and its partners to Landlord; (ii) all partners of Tenant immediately prior to its conversion to a limited liability entity shall be fully liable, jointly and severally, for obligations of Tenant accruing under this Lease pre-conversion and post-conversion, and all members and other equity holders in Tenant post-conversion shall be fully liable for all obligations and liabilities of Tenant accruing under the Lease after the date such members and other equity holders are admitted to the limited liability entity as if such person or entity had become a general partner in a partnership; and (iii) Landlord shall have the option of declaring Tenant in default under this Lease. If Tenant requests Landlord's consent to any Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; a copy of the proposed sublease or assignment agreement; banking, financial and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. It shall be reasonable for Landlord to withhold its consent to a Transfer if the net worth (net of goodwill) of the proposed transferee is less than that of Tenant as calculated as the greater of Tenant's net worth (net of goodwill) either at the time of the Transfer or at the Commencement Date and if the proposed transferee cannot provide satisfactory evidence to the Landlord of its financial ability to satisfy all of the financial obligations of Tenant under this Lease. Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant's transferee shall assume all of Tenant's obligations under this Lease in a writing satisfactory to Landlord, and Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfer. While the Premises or any part thereof are subject to a Transfer, Landlord may collect directly from such transferee all rents or other sums relating to the Premises becoming due to Tenant or Landlord and apply such rents and other sums against the Rent and any other sums payable hereunder. If the aggregate rental, bonus or other consideration paid by a transferee for any such space exceeds the sum of Tenant's Rent to be paid to Landlord for such space during such period, then one-half (1/2) of such excess shall be paid to Landlord within fifteen (15) days after such amount is earned by Tenant. Such overage amounts in the case of a sublease shall be calculated and adjusted (if necessary) on a Lease Year (or partial Lease Year) basis, and there shall be no cumulative adjustment for the Term. Landlord shall have the right to audit Tenant's books and records relating to the Transfer. Tenant authorizes its transferees to make payments of rent and any other sums due and payable, directly to Landlord upon receipt of notice from Landlord to do so. Any attempted Transfer by Tenant hereunder shall be void unless Tenant causes the Letters of Credit to remain in full force and effect, to the extent otherwise required by this Lease, or delivers to Landlord new letters of credit containing the same terms and conditions as the Letters of Credit and reasonably satisfactory to Landlord. Any attempted Transfer by Tenant in violation of the terms and covenants of this Article IX shall be void and shall constitute a default by Tenant under this Lease. In the event that Tenant requests that Landlord consider a sublease or assignment hereunder, Tenant shall pay (i) Landlord's reasonable fees, not to exceed One Thousand and 00/100 Dollars ($1,000.00) per transaction, incurred in connection with the consideration of such request, and (ii) all attorneys' fees and costs incurred by Landlord in connection with the consideration of such request or such sublease or assignment.

     (b) Permitted Transfers. Notwithstanding anything to contrary in this
         -------------------
Section 9.1, Tenant shall have the right, upon thirty (30) days prior written notice to Landlord, to assign this Lease to any firm, person, corporation, partnership or other entity which (i) controls or is controlled by or is under common control with Tenant or is deemed an "affiliate" of Tenant in accordance with the promulgated definition of such term under the rules and regulations of the Federal Securities and Exchange Commission, or its successor agency, or (ii) into which or with which Tenant shall merge or consolidate, or which acquires all or substantially all of the stock or assets of Tenant, provided in each of the foregoing instances (x) Tenant furnishes to Landlord a fully executed counterpart of the assignment agreement between Tenant and the assignee promptly following execution thereof, and (y) the tangible net worth of Tenant, its assignee and/or surviving entity following a merger or consolidation is equal to or greater than that of Tenant six (6) months prior to such transaction (a "Permitted Transfer"). If Tenant remains in existence as a separate legal entity following consummation of any assignment, Tenant shall not be released from liability under this Lease. The term "control," as used in this Section 9.1(b) means, with respect to a corporation, the right to the exercise, directly or indirectly, of more than

50% of the voting rights attributable to the shares of the controlled corporation, and, with respect to any person or entity that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled person or entity. In the event that Tenant enters a Permitted Transfer, the charges enumerated in Section 9.1(a) shall not be due to Landlord.

     Section 9.2 Assignment by Landlord. Landlord shall have the right at any
                 ----------------------
time to sell, transfer or assign, in whole or in part, by operation of law or otherwise, its rights, benefits, privileges, duties, obligations or interests in this Lease or in the Premises, the Building, the Land, the Project and all other property referred to herein, without the prior consent of Tenant, and such sale, transfer or assignment shall be binding on Tenant. After such sale, transfer or assignment, and provided such assignee or transferee agrees to honor the terms and conditions of this Lease, Tenant shall attorn to such purchaser, transferee or assignee, and Landlord shall be released from all liability and obligations under this Lease accruing after the effective date of such sale, transfer or assignment. In such event, Landlord shall release the Letters of Credit and Tenant shall cause new Letters of Credit to be issued according to the terms of
Section 3.4.

     Section 9.3 Limitation of Landlord's Liability. Any provisions of this
                 ----------------------------------
Lease to the contrary notwithstanding, Tenant hereby agrees that no personal, partnership or corporate liability of any kind or character (including, without limitation, the payment of any judgment) whatsoever now attaches or at any time hereafter under any condition shall attach to Landlord or any of Landlord's Related Parties or any mortgagee for payment of any amounts payable under this Lease or for the performance of any obligation under this Lease. The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Project. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord. In no event shall Landlord be liable to Tenant, or any interest of Landlord in the Project be subject to execution by Tenant, for any indirect, special, consequential or punitive damages (but not actual damages).

     Section 9.4 Exculpation of Landlord. Except as may be caused primarily by
                 -----------------------
the gross negligence or willful misconduct of Landlord, its agents or employees, neither Landlord nor the tenants in common, partners, members, owners or shareholders in or comprising Landlord, nor any officers, directors, agents or representatives of any thereof shall be liable for (i) injury or damage which may be sustained by Tenant, its agents, officers, directors, employees, or invitees, or to their goods, wares, merchandise or property, caused by or resulting from the state of repair of the Premises or the Project; (ii) injury or damage from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises; or (iii) the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the Premises or the Project. Landlord shall not be liable for damage arising from any act or neglect of any other tenant of the Project. Landlord shall not be liable for any damages sustained by Tenant by reason of construction, repair or reconstruction, or widening of any private, public or quasi-public utility lines, streets, walkways or thoroughfares; nor, except as may be otherwise provided herein, shall the Rent or other charges under this Lease be abated during any period that ingress, egress or traffic may be curtailed, blocked or hampered by reason of such activities.

                                   ARTICLE X

     Section 10.1 Subordination. This Lease shall be subject and subordinated
                  -------------
at all times to (a) all ground or underlying leases now existing or which may hereinafter be executed affecting the Project, and (b) the lien or liens of all mortgages, deeds to secure debt and deeds of trust in any amount or amounts whatsoever now or hereafter placed on the Project or Landlord's interest or estate therein or on or against such ground or underlying leases and to all renewals, modifications, consolidations, replacements and extensions thereof and to each advance made or hereafter to be made thereunder. Upon receipt by Tenant of a non-disturbance agreement reasonably acceptable to Tenant, Tenant shall execute and deliver to Landlord, within ten (10) days after receiving written notice, any instruments, releases or other documents requested by any lessor, grantee or mortgagee for the purpose of subjecting and subordinating this Lease to such ground leases, mortgages or deeds of trust. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, only upon such party's request and at such party's sole discretion, but not otherwise. Notwithstanding such attornment, Tenant agrees that any such successor in interest shall not be (a) liable for any act or omission of, or subject to any rights of setoff, claims or defenses otherwise assertable by Tenant against, any prior owner of the Project (including without limitation, Landlord), (b) bound by any rents paid more than one (1) month in advance to any prior owner, (c) liable for any Security Deposit not paid over to such successor by Landlord, (d) if such successor is a mortgagee, grantee or ground lessor whose address has been previously given to Tenant, bound by any modification, amendment, extension or cancellation of the Lease not consented to in writing by such mortgagee, grantee or ground lessor, and (e) obligated to cure any defaults of any prior landlord (including Landlord) which occurred prior to the time such successor succeeded to the interest of such prior landlord. Tenant shall execute all such agreements confirming such attornment as such party may reasonably request. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any mortgagee, grantee or ground lessor under a lien instrument or lease covering the Premises whose address has been given to Tenant, and affording such mortgagee or lessor a reasonable opportunity to perform Landlord's obligations hereunder. Notwithstanding the generality of the foregoing, any mortgagee, grantee or ground lessor may at any time subordinate any such deeds of trust, deeds to secure debt, mortgages, other security instruments or ground leases to this Lease on such terms and conditions as such mortgagee, grantee, lienholder or ground lessor may deem appropriate. Tenant hereby irrevocably appoints Landlord its attorney-in-fact in its name, place and stead to execute any such non-disturbance, subordination or attornment documents as described herein which Tenant fails to execute within ten (10) business days after demand therefor.

     Section 10.2 Estoppel Certificate or Three-Party Agreement. Tenant agrees
                  ---------------------------------------------
within ten (10) business days following request by Landlord (a) to execute, acknowledge and deliver to Landlord and any other persons specified by Landlord in writing, a certificate or three-party agreement among Landlord, Tenant and/or any third party dealing with Landlord, certifying (i) that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification (ii) the date to which the Rent and other charges are paid in advance, if any, (iii) that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or so specifying such defaults, if any, as are claimed and/or (iv) any other matters as such third party may reasonably require in connection with the business dealings of Landlord and/or such third party and (b) to deliver to Landlord current financial statements of Tenant, including a balance sheet and a profit and loss statement for at least two (2) years, all prepared in accordance with generally accepted accounting principles consistently applied. Tenant's failure to deliver such certificate or three-party agreement within such ten (10) business day period shall be conclusive upon Tenant (x) that this Lease is in full force and effect without modification except as may be represented by Landlord, (y) that to Tenant's knowledge there are no uncured defaults in Landlord's performance, and (z) that no Rent has been paid in advance except as set forth in this Lease. Tenant hereby irrevocably appoints Landlord its attorney-in-fact in its name, place and stead to execute any such certificate or three-party agreement which Tenant fails to execute within such ten (10) business day period,

     Section 10.3 Notices. Any notice, request, approval, consent or other
                  -------
communication required or contemplated by this Lease must be in writing, unless otherwise in this Lease expressly provided, and may be given or be served by depositing the same in the United States Postal Service post paid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to such party (or, in case of a corporate party, to an officer of such party), or by express overnight courier service, when appropriate, addressed to the party to be notified. Notice shall be deemed given and received on the date of delivery, the date that delivery of such notice shall be rejected if rejected by the addressee, or the date of first attempted delivery of such notice, as set forth on the return receipt card, whichever shall be the first to occur. For purposes of notice the addresses of the parties shall, until changed as herein provided, be as provided on the first page of this Lease; provided, that any notices sent to Landlord will only be effective if copies thereof are simultaneously sent to the following address: Winter Properties, Inc., 1330 Spring Street, Fifth Floor, Atlanta, Georgia 30309,
Attention: President. The parties hereto shall have the right from time to time to change their respective addresses by giving at least thirty (30) days' written notice to the other party in the manner set forth in this Section 10.3.

                                  ARTICLE XI

     Section 11.1 Right to Relocate Tenant. Intentionally deleted.
                  ------------------------

     Section 11.2 Rights and Remedies Cumulative. The rights and remedies of
                  ------------------------------
Landlord under this Lease shall be nonexclusive and each right or remedy shall be in addition to and cumulative of all other rights and remedies available to Landlord under this Lease or at law or in equity. Pursuit of any right or remedy shall not preclude pursuit of any other rights or remedies provided in this Lease or at law or in equity, nor shall pursuit of any right or remedy constitute a forfeiture or waiver of any Rent due to Landlord or of any damages accruing to Landlord by reason of the violation of any of the terms or this Lease.

     Section 11.3 Legal Interpretation. This Lease and the rights and
                  --------------------
obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the laws of the state in which the Project is located and the United States. The determination that one or more provisions of this Lease is invalid, void, illegal or unenforceable shall not affect or invalidate any other provision of this Lease, and this Lease shall be construed as if such invalid, illegal or unenforceable provision had never been contained in this Lease, and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative, All obligations of either party hereunder not fully performed as of the expiration or termination of the Term of this Lease shall survive the expiration or termination of the Term of this Lease and shall be fully enforceable in accordance with those provisions pertaining thereto. Article and section titles and captions appearing in this Lease are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Lease. No custom or practice which may evolve between the parties in the administration of the terms of this Lease shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms of this Lease. This Lease is for the sole benefit of Landlord and Tenant, and, without the express written consent thereto, no third party shall be deemed a third party beneficiary hereof. Tenant agrees that this Lease supersedes and cancels any and all previous statements, negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of this Lease or the Premises and that this Lease, including written extrinsic documents referred to herein, is the entire agreement of the parties, and that there are no representations, understandings, stipulations, agreements, warranties or promises (express or implied, oral or written) between Landlord and Tenant with respect to the subject matter of this Lease or the Premises. It is likewise an instrument in writing signed by both Landlord and Tenant. The terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Landlord" or the "Tenant" hereunder or because such party or its counsel is the
 --------          ------
drafter of this Lease. All references to days in this Lease and any Exhibits or Addenda hereto mean calendar days, not working or business days, unless otherwise stated.

     Section 11.4 Tenant's Authority. Both Tenant and the person executing this
                  ------------------
Lease on behalf of Tenant warrant and represent unto Landlord that (a) Tenant is a duly organized and validly existing legal entity, in good standing and qualified to do business in the state in which the Project is located, with no proceedings pending or contemplated for its dissolution or reorganization, voluntary or involuntary, (b) Tenant has all right, power and authority to execute, deliver and perform this Lease, (c) the person executing this Lease on behalf of Tenant is authorized to do so, (d) upon execution of this Lease by Tenant, this Lease shall constitute a valid and legally binding obligation of Tenant, and (e) upon request of Landlord, such person will deliver to Landlord satisfactory evidence of the matters set forth in this Section.

     Section 11.5 No Brokers. Landlord and Tenant warrant and represent to the
                  ----------
other that it has not dealt with any real estate broker and/or salesperson other than Cushman & Wakefield of Georgia, Inc., and Equis Corporation in connection with the negotiation or execution of this Lease and no such broker or salesperson has been involved in connection with this Lease, and each party agrees to defend, indemnify and hold harmless the other party from and against any and all costs, expenses, attorneys' fees or liability for any compensation, commission and charges claimed by any real estate broker and/or salesperson (other than the aforesaid brokers) due to acts of such party or such party's representatives.

     Section 11.6 Consents by Landlord. In all circumstances under this Lease
                  --------------------
where the prior consent or permission of Landlord is required before Tenant is authorized to take any particular type of action, such consent must be in writing and the matter of whether to grant such consent or permission shall be within the sole and exclusive judgment and discretion of Landlord, and it shall not constitute any nature of breach by Landlord under this Lease or any defense to the performance of any covenant, duty or obligation of Tenant under this Lease that Landlord delayed or withheld the granting of such consent or permission, whether or not the delay or withholding of such consent or permission was prudent or reasonable or based on good cause.

     With respect to any provision of this Lease which provides that Tenant shall obtain Landlord's prior consent or approval, Landlord may withhold such consent or approval for any reason at its sole discretion, unless the provision specifically states that the consent or approval will not be unreasonably withheld,

     With respect to any provision of this Lease which provides that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant, in no event, shall be entitled to make nor shall Tenant make any claim for, and Tenant hereby waives any claim for money damages (other than actual damages); nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy (other than a separate action for actual monetary damages against Landlord) shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

     Section 11.7 Joint and Several Liability. If there is more than one
                  ---------------------------
Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several. If there is a Guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such Guarantor, and Landlord need not first proceed against Tenant before proceeding against such Guarantor nor shall any such Guarantor be released from its Guaranty for any reason whatsoever.

     Section 11.8 No Estate in Tenant. The words "Landlord" and "Tenant" as
                  -------------------
used herein shall include the plural as well as the singular. This Lease shall not result in the creation of an estate for years in Tenant. Accordingly, Tenant shall have only a usufruct not subject to levy or sale. Tenant shall have no rights of assignment, subletting, sale, or transfer other than as set forth herein and Tenant hereby waives any such rights existing pursuant to the laws of the State of Georgia or otherwise. No estate shall pass out of Landlord to Tenant hereunder, and Tenant shall not be entitled to any award of whatsoever nature based on this Lease and/or Tenant's right to occupy the Premises hereunder.

     Section 11.9 Independent Covenants. The obligation of Tenant to pay Rent
                  ---------------------
and other monetary obligations provided to be paid by Tenant under this Lease and the obligation of Tenant to perform Tenant's other covenants and duties under this Lease constitute independent, unconditional obligations of Tenant to be performed at all times provided for under this Lease, save and except only when an abatement thereof or reduction therein is expressly provided for in this Lease and not otherwise, and Tenant acknowledges and agrees that in no event shall such obligations, covenants and duties of Tenant under this Lease be dependent upon the condition of the Premises or the Project, or the performance by Landlord of its obligations hereunder.

     Section 11.10 Attorneys' Fees and Other Expenses. In the event either
                   ----------------------------------
party hereto defaults in the faithful performance or observance of any of the terms, covenants, provisions, agreements or conditions contained in this Lease, the party in default shall be liable for and shall pay to the nondefaulting party all actual and customary expenses incurred by such party in enforcing any of its remedies for any such default, and if the nondefaulting party places the enforcement of all or any part of this Lease in the hands of an attorney, the party in default agrees to pay the nondefaulting party's reasonable attorneys' fees in connection therewith.

     Section 11.11 Recording. Neither Landlord nor Tenant shall record this
                   ---------
Lease, but a short-form memorandum hereof may be recorded at the request of Landlord.

     Section 11.12 Disclaimer; Waiver of Jury Trial. LANDLORD AND TENANT
                   --------------------------------
EXPRESSLY ACKNOWLEDGE AND AGREE, AS A MATERIAL PART OF THE CONSIDERATION FOR LANDLORDS ENTERING INTO THIS LEASE WITH TENANT, THAT, EXCEPT AS OTHERWISE SET FORTH IN THIS LEASE, LANDLORD HAS MADE NO WARRANTIES TO TENANT AS TO THE USE OR CONDITION OF THE PREMISES OR THE PROJECT, EITHER EXPRESS OR IMPLIED, AND LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES OR THE PROJECT ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE OR ANY OTHER WARRANTY (EXPRESS OR IMPLIED) REGARDING THE PREMISES OR THE PROJECT, EXCEPT AS EXPRESSLY SET FORTH IN THIS, LEASE, LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE NO, AND SHALL NOT BE ANY, IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER KIND ARISING OUT OF THIS LEASE, ALL SUCH OTHER EXPRESS OR IMPLIED WARRANTIES IN CONNECTION HEREWITH BEING EXPRESSLY DISCLAIMED AND WAIVED.

     LANDLORD AND TENANT WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TENANT FURTHER ACKNOWLEDGES HAVING READ AND UNDERSTOOD THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF SAME HAS EXECUTED THIS LEASE.

     Section 11.13 No Access to Roof. Subject to Tenant's right to use the Roof
                   -----------------
Space, Tenant shall have no right of access to the roof of the Premises or the Building. Notwithstanding the foregoing, Tenant shall have the right to access the roof for the sole purposes of installing, maintaining, repairing or replacing Tenant's supplemental generator or other equipment placed upon the roof by Tenant and which equipment has been approved by Landlord pursuant to the

Plans (as defined in Exhibit "E"); provided, however, Tenant shall repair any roof penetrations caused by Tenant or those within Tenant's control and provide access protection measures for the roof in accordance with the requirements or recommendations of the roofing manufacture and good roofing practices. In the event that an act or omission of Tenant, it agents, contractors or employees, causes the Landlord's roof warranty to be voided or otherwise impaired, Tenant shall cause the roof warranty to be reinstated or otherwise restored to the same condition as it existed prior to the Tenant's acts or omissions.

     Section 11.14 Parking. Tenant's occupancy of the Premises shall include
                   -------
the non-exclusive use of 71 parking spaces which shall be used in common with other tenants, invitees and visitors of the Project. The location of the parking spaces are shown on Exhibit "G" attached hereto as Parking Lots 1, 2, 3, and 4.
                    -----------
As of the date of this Lease, the parking spaces shall initially consist of twenty-nine (29) spaces on the west side of Spring Street in Parking Lot 1, twenty-three (23) spaces on the east side of Spring Street in Parking Lot 2, and nineteen (19) spaces in Parking Lots 3 and/or 4 as designated by Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord in monitoring the parking areas to insure that Tenant and its invitees and visitors are not using more than the number of spaces to which Tenant is entitled pursuant to this Lease. Landlord reserves the right in its reasonable discretion from time to time, but not more than five (5) times during the initial five (5) year Term of this Lease to determine whether the parking facilities are becoming overburdened and to allocate and assign parking spaces among Tenant and other tenants, and to reconfigure the parking area (including reallocation of spaces between the east and west sides of Spring Street) and modify the existing ingress to and egress from the parking area as Landlord shall deem appropriate, and to designate the location of the parking spaces in any location within 1500 feet of the Project, including, at Landlord's sole discretion, within a parking structure. Tenant shall pay to Landlord as Additional Rent simultaneously with the payment of Base Rent a charge for each parking space (the "Parking Charge"). During the first Lease Year, the Parking Charge shall be $50.00 per month per parking space. Beginning with the second Lease Year, and on the first day of each subsequent Lease Year, the Parking Charge shall be adjusted by Landlord to the then current Market Rate. If the spaces designated by Landlord for Tenant are located within a parking structure, the Market Rate for parking structures shall apply. Notwithstanding the foregoing, if an employee, agent or contractor of Tenant cannot find a parking space in one of the parking lots or parking structure, as appropriate, (not merely a convenient or desirable parking space), then Tenant shall notify Landlord and permit Landlord to assist Tenant in locating an unoccupied parking space. If there are no unoccupied parking spaces available for Tenant's use as provided herein (a "Parking Space Incident"), then Landlord and Tenant shall maintain a list specifying the time and date for each Parking Space Incident for each calendar month. At the end of each calendar month, the number of Parking Space Incidents shall be calculated and Tenant shall be refunded an amount of money equal to the product of (i) the Parking Charge and (ii) the whole number which is the difference of (a) the total number of Parking Space Incidents and
(b) three (3) [Example: Parking Charge is $50 and number of Parking Space Incidents is 4--50 * 1 (which is the whole number difference of 4/3)= $50]. Tenant shall have the right, upon thirty (30) days prior written notice to Landlord, to reduce the total number of parking spaces allocated to Tenant as provided herein. If Tenant elects to reduce the total number of parking spaces allocated to Tenant, then, upon such election, Landlord shall have no obligation to restore the total number of parking spaces allocated to Tenant to the number of spaces allocated to Tenant prior to Tenant's election.

     Section 11.15 No Accord and Satisfaction. No payment by Tenant or receipt
                   --------------------------
by Landlord of a lesser amount than the Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum and to pursue any other remedy provided in this Lease.

     Section 11.16 Acceptance. The submission of this Lease by Landlord does
                   ----------
not constitute an offer by Landlord or other option for, or reservation of, the Premises, and this Lease shall only become effective and binding upon Landlord, upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

     Section 11.17 Waiver of Counterclaim. Tenant hereby waives the right to
                   ----------------------
interpose any counterclaim of whatever description in any summary proceeding.

     Section 11.18 Time Is of the Essence. Time is of the essence of this
                   ----------------------
Lease. Unless specifically provided otherwise, all references to terms of days or months shall be construed as references to calendar days or calendar months, respectively.

     Section 11.19 Counterparts. This Lease may be executed in any number of
                   ------------
counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute one and the same instrument.


                   [Signatures contained on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed by their respective duly authorized officers as of the day and year first above written.


                                   LANDLORD:

                                   SPRING STREET, L.L.C.,
                                   a Georgia limited liability company

                                        Winter Properties, Inc.,
                                   By:  its Managing Member

                                        By: /s/ Robert M. Lurie
                                            ----------------------------
                                            Robert M. Lurie
                                            Vice-President

                                            [CORPORATE SEAL]


                                   TENANT:

                                   NAVIANT, INC.


                                   By:  /s/ William J. Tobia
                                        --------------------------------
                                        William J. Tobia
                                        Senior Vice President

                                        [CORPORATE SEAL]

                                  EXHIBIT "A"
                                  -----------

                           LEGAL DESCRIPTION OF LAND
                           -------------------------

                                 EXHIBIT "A-1"
                                 -------------

                           DEPICTION OF THE PROJECT
                           ------------------------

                                  EXHIBIT "B"
                                  -----------

                            FLOOR PLAN OF PREMISES
                            ----------------------



                               [To be provided]

                                  EXHIBIT "C"
                                  -----------

                             SPECIAL STIPULATIONS
                             --------------------

     These Special Stipulations are hereby incorporated into this Lease and in the event that they conflict with any provisions of this Lease, these Special Stipulations shall control.

                                  EXHIBIT "D"
                                  -----------

                          COMMENCEMENT DATE AGREEMENT
                          ---------------------------

     This Commencement Date Agreement (this "Agreement") is made and entered
                                             ---------
into this _____ day of __________, ______, by and between SPRING STREET, L.L.C., a Georgia limited liability company ("Landlord") and NAVIANT, INC., a
                                      --------
_____________ company ("Tenant")
                        ------

     WHEREAS, Landlord and Tenant entered into that certain Lease (the "Lease") dated _________ 19 ___, with respect to certain premises located at 1350 Spring Street, Atlanta, Georgia 30309, as such demised premises are more particularly described in the Lease.

     WHEREAS, this Agreement is executed by Landlord and Tenant to confirm the Commencement Date and the Expiration Date, as those terms are defined in the Lease;

     NOW, THEREFORE, for and in consideration of the demised premises and the mutual covenants expressed in the Lease, it is hereby agreed by Landlord and Tenant as follows:

          1. The Premises were substantially complete and the Base Rent and Additional Rent (as such terms are defined in the Lease) commenced on _________, _____ (the "Commencement Date") and will expire on __________, ______ (the "Expiration Date").

          2. This Agreement shall not be deemed or construed to alter or amend the Lease in any manner.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be executed as of the day and year first above written.


                                             LANDLORD:

                                             SPRING STREET, L.L.C.,
                                             a Georgia limited liability company

                                                  Winter Properties, Inc.,
                                             By:  its Managing Member

                                                  By:  _________________________
                                                       Robert M. Lurie
                                                       Vice-President

                                                       [CORPORATE SEAL]


                                             TENANT:

                                             NAVIANT, INC.

                                             By:  ______________________________
                                                  Name: ________________________
                                                  Its:  ________________________

                                                       [CORPORATE SEAL]

                                  EXHIBIT "E"
                                  -----------

                             WORK LETTER AGREEMENT
                             ---------------------

The provisions of this Exhibit "E" shall apply to any and all alterations or
                       -----------
physical additions to the Premises when such alterations or physical additions are undertaken prior to the Commencement Date. Capitalized terms used herein that are not defined herein shall have the same meaning given to such terms in the Lease.

1.   Certain Definitions.
     -------------------

     1.1.           "Building Standard" shall mean the quantity and quality of
                     -----------------
materials, finishing and workmanship specified by Landlord from time to time as standard for the Building.

     1.2.           "Existing Improvement" shall mean all leasehold improvements
                     --------------------
existing in the Premises on the date of the Lease.

     1.3.           "Landlord Work" shall mean the items of construction which
                     -------------
Landlord shall have completed prior to the commencement of Tenant Work and shall consist of the following items:

          1.3.1     Exterior walls "sheet-rocked";

          1.3.2     The floor will be stripped of old covering;

          1.3.3 Toilet rooms will be renovated and a handicap-accessible facility will be provided; and

          1.3.4 Each floor will have: (i) an electrical distribution panel with capacity to serve power and lighting branch circuits for new Leasehold Improvements; (ii) a single air handling unit for heating and cooling and trunk ducts for six (6) control zones, with any branch ducts and diffusers to be installed constituting Tenant Work; (iii) fire protection sprinkler mains and heads, any adjustment in the location of which shall be an element of Tenant Work.

          1.3.5 Completed elevator lobbies on street level and Tenant's floors.

     1.4. "Leasehold Improvements" shall mean the aggregate of the Existing
           ----------------------
Improvements and the Tenant Work.

     1.5. "Substantial Completion" shall mean the earlier of (i) the day on
           ----------------------
which the Tenant Work has been completed substantially in accordance with the Plans so that Tenant may receive the beneficial use of the Premises (i.e., when Tenant may use the Premises for its intended purpose), subject to a punch-list of non-material items that can be completed within thirty (30) days, all as determined by Landlord in its reasonable judgment, or (ii) the day on which Tenant first occupies the Premises.

     1.6. "Tenant's Work" all alterations and physical improvements, including,
           -------------
without limitation, improvements, equipment or fixtures, within the Premises, other than Landlord's Work.

2.   Plans and Specifications.
     ------------------------

     2.1. Landlord's Work.  All of Landlord's Work has been completed. The
          ---------------
Premises are ready for the commencement of Tenant's Work. Any modifications to Landlord's Work requested by Tenant shall be subject to Landlord's approval, not to be unreasonably withheld, conditioned or delayed, and shall be at Tenant's expense. Landlord warrants the structural integrity of the Building.

     2.2. Tenant's Work. Tenant, at its expense, shall construct, furnish or
          -------------
install all of Tenant's Work. Tenant's Work shall be in conformity with plans submitted to and approved by Landlord and shall be performed in accordance with the following provisions:

          2.2.1 At or prior to the execution of this Lease by Landlord, Landlord shall furnish to Tenant a lease outline drawing (the "Lease Outline Drawing") showing the area of the Premises and the design criteria for the Building.

          2.2.2 Tenant shall cause all plans, drawings and specifications for Tenant's Work, whether preliminary or final, to be prepared by a licensed architect and/or engineer licensed in the State of Georgia and, as appropriate, duly licensed mechanical, electrical and structural engineers. Tenant's drawings shall include but not be limited to the following: (1) Architectural design of the space: floor plans and elevations including sections and complete fixturing information, material selections and finishes; (2) Color and material sample board, which board is available for review at Tenant's current place of business; (3) Mechanical system: load calculations, basic equipment to be used and its position and capacity, duct distribution system and diffuser locations;
(4) Electrical system: load calculations, floor and reflected ceiling plans showing outlets, type of lighting fixtures, other electrical equipment contemplated and location, capacity and design of panels; and (5) HVAC control system shall be designed to conform to Building Standard controls as determined by Landlord. It is Tenant's obligation to determine and to report to Landlord, no later than fourteen (14) days following the date Landlord tenders possession of the Premises to Tenant, any inaccuracy in the Lease Outline Drawing.

          2.2.3 Within thirty (30) days following the date of execution of this Lease by Landlord, Tenant shall prepare and Submit to Landlord for its approval, as to design, two (2) sets (at least one (1) of which shall be in reproducible format) of fully dimensioned scale preliminary drawings of the Premises and Tenant's proposed work therein.

          2.2.4 Within seven (7) days after receipt of Tenant's preliminary drawings, Landlord shall return one (1) set of prints thereof with Landlord's approval and/or suggested modifications noted thereon. If Landlord has approved Tenant's preliminary drawings subject to modifications, such modifications shall be deemed to be acceptable to and approved by Tenant unless Tenant shall have prepared and resubmitted revised drawings to Landlord within seven (7) days of Tenant's receipt of such modifications from Landlord. If Landlord has suggested modifications without approving Tenant's preliminary drawings, Tenant shall prepare and resubmit revised drawings within fourteen (14) days for consideration by Landlord. All revised drawings shall be submitted to Landlord within fourteen
(14) days following Landlord's return to Tenant of the drawings originally submitted, and Landlord shall approve or disapprove such revised plans within seven (7) days following receipt of the same.

          2.2.5 Following approval of Tenant's preliminary drawings by Landlord, Tenant shall proceed diligently to prepare final plans and specifications for Tenant's Work in conformity with such approved preliminary drawings, and shall furnish two (2) copies (at least one (1) of which shall be in reproducible format) of such final plans and specifications to Landlord for its determination as to conformity with approved preliminary drawings and for its approval as to any matters not shown in the approved preliminary drawings. Landlord shall approve or disapprove such final plans and specifications within seven (7) days following receipt of the same, and in the event of disapproval Tenant shall promptly revise and resubmit such final plans and specifications as required by the Landlord.

          2.2.6 After approval of final plans and specifications by Landlord (the "Plans"), and tender of possession of the Premises by Landlord to Tenant, Tenant shall proceed forthwith to commence the performance of Tenant's Work and shall diligently pursue it to completion. Tenant's contractors and subcontractors shall be acceptable to and approved by Landlord in writing, such approval not to be unreasonably withheld, conditioned or delayed, and shall be subject to administrative supervision by Landlord in their use of the Building and their relationship with Landlord's contractors or contractors of other tenants in the Building, as more particularly set forth in Section 9 herein. Tenant and its contractors and subcontractors shall agree in writing to conform to whatever reasonable guidelines are established by Landlord and provided from time to time to Tenant. Tenant and its contractors and subcontractors shall participate in a pre-construction onsite meeting prior to commencement of Tenant's Work, and shall employ workers and means to insure so far as may be possible the progress of Tenant's Work without interruption on account of strikes, work stoppage or similar causes of delay. Tenant's entry into the Premises prior to the Commencement Date for the performance of Tenant's Work shall be subject to all of the terms and conditions of this Lease except the payment of Rent. Any damage to the Building caused by Tenant or its contractors or subcontractors in connection with the performance of Tenant's Work shall be repaired at Tenant's expense.

          2.2.7 Any changes in Tenant's Work from the Plans shall be subject to Landlord's approval, such approval not to be unreasonably withheld, conditioned or delayed, and Tenant shall pay all actual and reasonable costs incurred by Landlord in reviewing any requested change.

          2.2.8 Upon completion of Tenant's Work, Tenant shall furnish to Landlord for its permanent files two (2) sets (at least one (1) of which shall be in reproducible format) of "as built" drawings showing Tenant's Work as constructed or installed in the Premises.

3.   Construction of Tenant's Work.  Tenant shall, at Tenant's expense, procure
     -----------------------------
all permits and licenses and make all contracts necessary for the construction of Tenant's Work. Tenant's Work shall be done only by a contractor approved in writing by Landlord prior to the commencement of Tenant's Work. All Tenant's Work shall conform to all applicable statutes, ordinances, regulations, and codes and shall be in accordance and compliance with the Plans. Tenant contracts, if executed between Tenant and Tenant's contractor, must make reference to the fact that Landlord's construction manager has full authority to enforce the Construction Rules and Regulations attached hereto and previously provided to Tenant.

4.   Special Provisions Applicable to Tenant's Work.  Tenant's Work shall be
     ----------------------------------------------
performed in a first-class and workerlike manner and all improvements constructed pursuant thereto shall be in good and usable condition at the date of completion. Tenant and Tenant's contractors are limited to performing their work, including and storage for construction purposes, within the Premises only. Tenant shall be responsible for daily removal from the Premises and the Building of all trash, rubbish, and surplus materials resulting from any work being performed in the Premises. Tenant shall exercise extreme care and diligence in removing such trash, rubbish, or surplus materials from the Premises to avoid littering, marring, or damaging the parking areas, the Common Areas or any of the other tenants in the Building. If any such trash, rubbish, or surplus materials are not promptly removed from the Building in accordance with the provisions hereof, or if any of the parking areas or Common Areas are littered, marred, or damaged, Landlord may cause same to be removed or repaired, as the case may be, at Tenant's cost and expense. In the event Landlord incurs any costs or expenses in performing the above, Tenant shall pay the Landlord the actual and reasonable amount of any such cost and expenses within thirty (30) days after receipt of an invoice. Tenant shall require its agents, employees, contractors, or subcontractors to cause all materials or supplies to be delivered to the Premises in a manner that causes the least disruption to the other tenants in the Building and as stipulated in the Construction Rules and Regulations.

5.   Building Standard Material.  Tenant agrees to use, as a part of the Tenant
     --------------------------
Work, Building Standard materials including, but not limited to, Building Standard corridor and interior doors, hardware, lights or other materials unless other corridor or interior doors, hardware or lights are requested by Tenant and approved by Landlord.

6.   Structural Work.  Notwithstanding anything to the contrary contained in
     ---------------
this Lease, if any work required or proposed to be performed by Tenant shall be structural or shall affect the structural integrity of the Building or any portion thereof, Landlord shall have the right, but not the obligation, to do such work for Tenant and Tenant shall reimburse Landlord for all of Landlord's costs and expenses in connection therewith plus an amount equal to ten (10%) percent thereof for overhead plus an additional amount equal to six (6%) percent of such total costs and overhead for profit.

7.   Building System.  Under no circumstances whatsoever will Tenant ever alter
     ---------------
or modify or in any manner disturb any system or installation of the Building, including, but not limited to, plumbing, electrical, heating, ventilating, air conditioning, fire protection, fire alert, elevator, building maintenance, and structural systems, or anything located within the central core of the Building without Landlord's prior written approval.

8.   Completion of Tenant's Work.  Tenant shall complete Tenant's Work and
     ---------------------------
Tenant shall open for business on or before the Commencement Date. If: (i) Tenant fails to complete Tenant's Work on or before the Commencement Date; (ii) notwithstanding Tenant's failure to complete Tenant's Work on or before the Commencement Date, Landlord nevertheless permits

Tenant to open, based on Tenant's promise to complete, within a specific period of time directed by Landlord, of punchlist items relating to Tenant's Work submitted by Landlord and Tenant fails timely to complete such items; and/or
(iii) Tenant fails to open for business as required by the preceding sentence and by this Lease, then, Landlord shall have the right to seek all rights and remedies available to Landlord under the Lease, in law or at equity.

9.   Construction Management Fee.  If the Winter Construction Company ("Winter")
     ---------------------------
constructs Tenant's Work, then Landlord shall not charge the Construction Management Fee. If a general contractor other than Winter is chosen, then Landlord shall charge Tenant a Construction Management Fee of two percent (2%) of the cost of Tenant's Work.

10.  Insurance.  All Tenant's contractors shall maintain Worker's Compensation
     ---------
and Public Liability Insurance, Property Damage Insurance and such other insurance in force and effect as may be reasonably requested by Landlord or as required by applicable law.

11.  Indemnity.  Tenant also agrees to indemnify and hold Landlord harmless from
     ---------
and against any claims, actions, losses, costs, fees (including attorneys' fees) or damages resulting from the intentional or negligent acts or omissions of Tenant, its agents, employees, contractors, or subcontractors in the performance of Tenant's Work.

12.  Lien Waivers.  Upon completion of Tenant's Work in accordance with the
     ------------
Plans, Tenant shall give Landlord written notice thereof and shall simultaneously with such written notice furnish Landlord with the following documents all in a form and substance acceptable to Landlord:

     12.1. A detailed breakdown of the cost of Tenant's Work;

     12.2. A certificate of occupancy issued by the appropriate governmental authority, if applicable;

     12.3. A valid and effective "final contractor's affidavit" from the general contractor, and final lien waivers from all contractors, subcontractors, materialmen, suppliers, architects, engineers, and all other persons performing work or supplying materials and/or services on or about the Premises in connection with Tenant's Work stating that the cost of all such labor, material, supplies, and services incorporated in Tenant's Work has been paid in full and waiving all liens and claims-arising as a result of such work; and

     12.4. An estoppel certificate from Tenant.

13.  Monetary Matters.
     ----------------

     13.1. Landlord's Design Contribution.  Landlord will contribute One Dollar
           ------------------------------
and 50/100 ($1.50) per square foot of rentable area of the Premises ("Landlord's
                                                                      ----------
Design Contribution") toward the cost of preparation of the space plan and the
-------------------
Plans (but Landlord's Design Contribution shall never exceed the total cost of such preparation). Any and all costs of such preparation in excess of Landlord's Design Contribution shall be borne by Tenant. The foregoing notwithstanding, Landlord shall not be required to contribute any sums toward such costs unless simultaneously therewith Tenant pays its portion of such costs (based on Landlord's estimate thereof), if any. If the actual costs are more than Landlord's estimate, the difference shall be paid by Tenant. If the actual costs are less than Landlord's estimate, then Tenant's portion of such difference shall be refunded to Tenant.

     13.2. Tenant Improvement Allowance.
           ----------------------------

           13.2.1 Landlord shall pay to Tenant a Tenant Improvement Allowance (the "Allowance") of Twenty-one and No/100 Dollars ($21.00) per square foot, or Four Hundred Ninety-Eight Thousand Nine Hundred Sixty and No/100 Dollars ($498,960.00), based on 23,760 square feet in the Premises toward the construction of Tenant's Work. As an additional incentive to Tenant for entering into this Lease, Landlord shall pay to Tenant an additional sum of Ten Thousand and No/100 Dollars ($10,000.00), which amount shall be included in the Allowance.

           13.2.2 Landlord agrees to make monthly partial disbursements of the Allowance based upon the percentage of Tenant Work completed, less a retainage amount of ten (10) percent. At Substantial Completion, Landlord shall disburse all of the Allowance, less reasonable amounts for the completion of punchlist items and a retainage amount of five (5) percent. Landlord agrees to disburse the remaining Allowance to Tenant on or before the latest of (a) Tenant's having paid Base Rent for the first month of the Lease; (b) Tenant's having opened for business in the Premises after having received a certificate of occupancy; (c) Tenant's completion of any punch list items relating to Tenant's Work submitted by Landlord; and (d) Tenant's submission to Landlord of all lien waivers and paid receipts from all of Tenant's contractors, subcontractors, materialmen and other suppliers in connection with Tenant's Work.

14.  Default.  The failure by Tenant to comply with the provisions of this
     -------
Exhibit "E" shall constitute a default by Tenant Landlord the Lease and Landlord
-----------
shall have the benefit of all remedies provided for in the Lease. Tenant hereby agrees that in case of a default or event of default under Paragraph 8 of the Lease, Landlord shall be entitled to recover from Tenant, as additional damages incurred as the result of such default, an amount equal to the unamortized (straight line basis over 60 months) amount of the Allowance.

15.  Non-Interference with Other Tenants.  The performance of the Tenant's Work
     -----------------------------------
shall not affect the quiet enjoyment of other tenants in the Building and shall not disrupt or interfere with the business activities being conducted therein.

16.  Roof.  Tenant shall not penetrate, puncture, or otherwise go upon or work
     ----
upon any portion of the roof, including, but not limited to that portion of the roof over the Premises without obtaining the prior written consent of Landlord. The approval by Landlord of the Plans does not constitute such prior written consent unless otherwise expressly provided in the Plans. In the event Landlord shall grant its consent to Tenant as provided above, Tenant shall, at Tenant's sole cost and expense, be responsible for assuring that upon completion of the installation of any items upon the roof or other work thereon that all necessary flashing, patching, and other repair that may, in the sole discretion of Landlord, be necessary to return the roof to a waterproof condition is performed in a first-class and workerlike manner.

17.  Parking.  Tenant and those performing Tenant's Work shall park in areas
     -------
designated by Landlord.

18.  Construction Regulations.  Tenant and those performing Tenant's Work shall
     ------------------------
comply with all construction rules and regulations promulgated by Landlord from time to time.

19.  Construction Work Hours.  Tenant's contractor may perform work on the
     -----------------------
Demised Premises at any time of the day. Tenant's contractor shall be mindful of disrupting other Tenant's in the building and shall schedule work that causes structurally borne noises at such times when such work is permitted by the Construction Rules and Regulations.

20.  Landlord Cooperation.  Landlord agrees to cooperate fully with Tenant
     --------------------
and/or Tenant's project manager, general contractor and designers in the completion of Tenant's Work. Landlord acknowledges that Tenant has committed to an aggressive project schedule and agrees to assist (at no additional cost to Landlord) in the achievement of the schedule.

                                  EXHIBIT "F"
                                  -----------

                         PROJECT RULES AND REGULATIONS
                         -----------------------------

1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be used for the disposal of trash, be obstructed by Tenant or be used by Tenant for any purpose other than ingress and egress to and from the Premises and for going from one part of the Building to another part of the Building.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags, or other unsuitable material shall be thrown or placed therein. Damage resulting to all such fixtures or appliances from misuse by Tenant shall be paid by Tenant and Landlord shall not in any case be responsible therefor.

3. Signs, advertisements, or notices visible in or from public corridors or from outside the Building shall be subject to Landlord's prior written approval, such approval not to be unreasonably withheld, delayed or conditioned. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

4. With respect to work being performed by Tenant in the Premises, Tenant shall refer all contractors, contractors' representatives, and installation technicians rendering any service to Tenant to Landlord for Landlord's supervision and approval before the performance of any contractual services. This provision shall apply to all work performed in the Building, including, but not limited to, installations of telephones, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, and other physical portions of the Building.

5. Movement in or out of the Building of furniture, office equipment, safes and other heavy equipment, or the dispatch or receipt by Tenant of any bulky material or merchandise, or materials which require use of elevators or stairways or movement through the Building entrances or lobby, shall be restricted to such hours as Landlord reasonably designates. All such movement shall be under the supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement, to be initiated by Tenant, will include determination by Landlord as to the time, method, and routing of such movement and as to limitations for safety or other concerns. Tenant assumes all risks of damage to articles moved and injury to persons engaged or not engaged in such movement. Tenant shall be liable to personnel of Landlord damaged or injured as a result of acts in connection with carrying out this service for Tenant, and, except for the grossly negligent acts or omissions of Landlord, its agents, contractors or employees, Landlord shall not be liable for the acts of any person engaged in, or any damage or loss to any property or persons resulting from any act in connection with, such service performed for Tenant.

6. Building management shall have the right and authority to prescribe the maximum weight and position of safes and other heavy equipment which may overstress any portion of a floor. All damages done to the Building or the Project by taking in or putting out any property of Tenant, or done by Tenant's property while in the Building, shall be repaired at the expense of Tenant.

7.   Corridor doors, when not in use, shall be kept closed.

8.   Tenant space visible from a public area must be kept neat and clean.

9. Should Tenant require telegraphic, telephonic, annunciator, or other communication services, Landlord will direct the electricians as to where and how wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power or heating without Landlord's prior written permission, which consent shall not be unreasonably withheld, delayed or conditioned.

10. No animals shall be brought into or kept in, on, or about the Building or the Project.

11. All routine deliveries to the Premises shall be made between the hours of 8:00 a.m. and 5:00 p.m. weekdays. Passenger elevators are to be used only for the movement of persons, unless an exception is approved by the Building management office.

12. Tenant shall not tamper with or attempt to adjust temperature control thermostats in the Premises. Landlord shall adjust thermostats as required to maintain the Building standard temperature. Landlord requests that all window blinds remain down and tilted at a 45 degree angle toward the street to help maintain comfortable room temperatures and conserve energy.

13. Tenant will comply with all security procedures during business hours and after hours and on weekends.

14. Tenants are requested to lock all office doors leading to corridors and to turn out all lights at the close of their working day.

15. All requests for overtime air conditioning or heating must be submitted in writing to the Building management office by 4:00 p.m. on the preceding business day.

16. No flammable or explosive fluids or materials shall be kept or used within the Building or the Project except in areas approved by Landlord, and Tenant shall comply with all applicable building and fire codes relating thereto.

17. Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its good faith judgment shall from time to time be reasonably needed for the safety, protection, care and cleanliness of the Property, the operation thereof, the preservation of good order therein, and the protection and comfort of the tenants and their agents, employees, and invitees, which rules and regulations, when made and written notice thereof is given to Tenant, shall be binding upon Tenant in like manner as if originally herein prescribed.

18. Landlord reserves the right, in its sole discretion, to designate reserved parking spaces for certain tenants and to charge therefor. All contractors, invitees, guests or visitors of Tenant shall park only in spaces designated as visitor parking by Landlord, the number and location of which Landlord may modify, reduce or entirely eliminate from time to time, at Landlord's reasonable discretion.

19. The Project is a smoke-free facility. Landlord may designate from time to time, in Landlord's reasonable discretion, an area or areas outside of the Building where smoking may take place.

20. The design temperature range for the HVAC system is between 74 degrees Fahrenheit and 78 degrees Fahrenheit. During the cooling season, the HVAC system can maintain a maximum delta of 15 degrees Fahrenheit between the temperature inside the Building and outside the Building.

                                  EXHIBIT "G"
                                  -----------

                                    PARKING
                                    -------

                               [To be provided]

                                  EXHIBIT "H"
                                  -----------

                            INSURANCE REQUIREMENTS
                            ----------------------

                               [To be provided]